                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PXRE GROUP LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  [PXRE LOGO]

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2002

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of PXRE GROUP LTD. ("PXRE" or "we") will be held on May 30, 2002 commencing at 9:00 a.m., local time, at The Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda for the following purposes:

          (1) To elect three members of our Board of Directors who, with the eight other directors whose terms of office do not expire at this Annual Meeting, will constitute our full Board, as described in the Proxy Statement dated April 19, 2002 accompanying this Notice of Annual General Meeting (the "Proxy Statement");

          (2) To approve the recommendation of our Board of Directors that KPMG be appointed as our independent auditors for the fiscal year ending December 31, 2002 and to refer the determination of the auditors' remuneration to our Board of Directors;

          (3) To approve the adoption of the PXRE 2002 Officer Incentive Plan (the "2002 Officer Incentive Plan") under which 1,000,000 of our Common Shares would be reserved for issuance pursuant to grants of restricted stock or upon the exercise of options granted under the 2002 Officer Incentive Plan; and

          (4) To approve the adoption of an amendment to the PXRE Employee Stock Purchase Plan (the "Employee Purchase Plan") to increase the number of shares of Common Shares authorized thereunder by 100,000.

     Only shareholders of PXRE at the close of business on April 5, 2002, as shown by the transfer books of PXRE, are entitled to notice of, and to vote at, this Annual General Meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          DAVID J. DOYLE, Secretary
Hamilton, Bermuda
April 19, 2002

--------------------------------------------------------------------------------

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THIS ANNUAL GENERAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AT THEIR EARLIEST CONVENIENCE. ANY PROXY GIVEN MAY BE REVOKED BY SUBMITTING, AT LEAST TWO (2) HOURS PRIOR TO THE COMMENCEMENT OF THE ANNUAL GENERAL MEETING, EITHER A WRITTEN NOTICE OF SUCH REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE TO US AT OUR MAILING ADDRESS, SUITE 231, 12 CHURCH STREET, HAMILTON HM 11, BERMUDA, ATTN: SECRETARY. ATTENDANCE AT THE ANNUAL GENERAL MEETING BY A SHAREHOLDER WHO HAS GIVEN A PROXY SHALL NOT IN AND OF ITSELF CONSTITUTE A REVOCATION OF SUCH PROXY.

--------------------------------------------------------------------------------
IMPORTANT: PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT
                             ---------------------

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                               OF PXRE GROUP LTD.
                                  MAY 30, 2002

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PXRE GROUP LTD., 99 Front Street, Hamilton HM 12, Bermuda ("PXRE" or "we"), of proxies from the holders of our common shares, par value $1.00 per share (the "Common Shares") and our convertible voting preferred shares, par value $1.00 per share (the "Preferred Shares" and collectively with the Common Shares, the "Shares") for use at the Annual General Meeting of Shareholders to be held on May 30, 2002 and at any and all adjournments thereof (the "Annual Meeting"). Shares represented at the Annual Meeting by a properly executed and returned Proxy will be voted at the Annual Meeting in accordance with the instructions noted thereon, or if no instructions are noted, the Proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. Any Proxy given may be revoked by submitting, at least two (2) hours prior to the commencement of the Annual Meeting, either a written notice of such revocation or a duly executed Proxy bearing a later date to us at our mailing address, Suite 231, 12 Church Street, Hamilton HM 11, Bermuda, Attn: Secretary. Attendance at the Annual Meeting by a shareholder who has given a Proxy shall not in and of itself constitute a revocation of such Proxy.

     Our mailing address is Suite 231, 12 Church Street, Hamilton HM 11, Bermuda. The Notice of Annual General Meeting of Shareholders, this Proxy Statement and the accompanying Proxy were first transmitted to shareholders on or about April 19, 2002.

     We will bear the cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith. Our directors, officers and employees may solicit Proxies orally or in writing, without additional compensation. Our regularly retained investor relations firm, Corporate Communications Inc., may also be called upon to solicit Proxies by telephone or by mail. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Shares held in their names.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     Our Board of Directors fixed the close of business on April 5, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, our Annual Meeting. As of the Record Date,
(i) 11,947,682 Common Shares were issued and outstanding and held by approximately 1,200 shareholders, including beneficial owners holding shares in "street name" accounts; and (ii) 15,000 Preferred Shares were issued and outstanding and held of record by 6 shareholders. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares (giving effect to the limitations on voting referred to below) carrying the right to vote on a matter is necessary to constitute a quorum for the transaction of business at our Annual Meeting.

     Each Common Share entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting, except that if a person constructively or beneficially, directly or indirectly, owns more than 9.9% of the total voting power of all issued and outstanding shares entitled to vote on such matter, the voting rights with respect to such shares will be limited, in the aggregate, to voting power of 9.9%, as specified in our

Bye-Laws. As of the Record Date, holders of the Common Shares are entitled to exercise approximately 59.2% of the votes that may be cast at the Annual Meeting on all matters submitted other than the election of directors. With respect to the election of directors, the holders of the Common Shares are entitled to exercise 100% of the votes that may be cast at the Meeting. Due to limitations on voting power discussed below, as of the Record Date, the aggregate votes represented by the Common Shares with respect to the election of the Class I directors were 11,297,076 votes.

     On April 4, 2002, we issued $150 million in Preferred Shares to certain investors pursuant to a Share Purchase Agreement, dated as of December 10, 2001 (the "Share Purchase Agreement"), between PXRE and Capital Z Financial Services Fund II, L.P., Capital Z Financial Services Private Fund II, L.P. (together with Capital Z Financial Services Fund II, L.P., "Capital Z"), Reservoir Capital Master Fund, L.P., Reservoir Capital Partners, L.P. (together with Reservoir Capital Master Fund, L.P., "Reservoir") and Richard E. Rainwater ("Rainwater") (each of Capital Z, Reservoir and Rainwater and their permitted assigns, a "Preferred Shareholder", and together, the "Preferred Shareholders"). This transaction (the "Preferred Share Insurance") involved the issuance of:

          (i) 7,500 shares of Series A Convertible Voting Preferred Shares (the "Series A Preferred Shares"), allocated to two sub-series of shares, 5,000 shares allocated to sub-series A1 ("A1 Preferred Shares") and 2,500 shares allocated to sub-series A2 ("A2 Preferred Shares");

          (ii) 5,000 shares of Series B Convertible Voting Preferred Shares (the "Series B Preferred Shares"), allocated to two sub-series of shares, 3,333.333 shares allocated to Series B1 ("B1 Preferred Shares") and 1,666.667 shares allocated to Series B2 ("B2 Preferred Shares"); and

          (iii) 2,500 shares of Series C Convertible Voting Preferred Shares (the "Series C Preferred Shares"), allocated to two sub-series of shares, 1,666.667 shares allocated to Series C1 ("C1 Preferred Shares") and 833.333 shares allocated to Series C2 ("C2 Preferred Shares").

     Each Preferred Share entitles the holder thereof to vote on a fully converted basis with the Common Shares, together as a class, on all matters which are submitted to a vote of the shareholders, other than the election of Class I, II and III directors, except that in no event shall Capital Z, Reservoir, Rainwater and their respective affiliates be permitted to exercise voting rights, collectively through our securities, in excess of 49.9% of our aggregate voting power on any shareholder matter. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to Capital Z (including, for such purpose, certain of its affiliates), but not with respect to Rainwater or Reservoir. Due to the application of the above limitation by the Board, as of the Record Date, holders of the Preferred Shares are entitled to exercise 40.8% of the votes that may be cast at the Annual Meeting on all matters submitted other than the election of Class I directors.

     All matters referenced in this Proxy Statement upon which the shareholders will be asked to consider and vote upon will, in accordance with our Bye-Laws, be decided by an ordinary resolution, that is, a resolution passed by a simple majority of votes cast in person or by proxy at the Annual Meeting entitled to vote on such matter. A resolution put to the vote of the Annual Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to our Bye-Laws. On matters to be decided by ordinary resolution, shares represented at the Annual Meeting whose votes are withheld on any matter, shares which are represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the Annual Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) and the shares which abstain from voting on any particular matter are not included in the tabulation of the shares voting on such matter but are counted for quorum purposes. Member brokerage firms of The New York Stock Exchange, Inc. (the "NYSE") that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions, vote in their discretion upon all proposals submitted for shareholder action other than the proposal relating to the adoption of the PXRE 2002 Officer Incentive Plan.

     The following table indicates those persons known to us (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who own beneficially more than 5% of the combined voting power of our Common Shares and Preferred Shares as of the Record Date:

                              NAME AND ADDRESS              AMOUNT AND NATURE OF       PERCENT OF
TITLE OF CLASS              OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP    VOTING RIGHTS(1)
--------------              -------------------             --------------------    ----------------
Common Shares     Phoenix Home Life Mutual................   1,131,700 shares(2)            5.6%
                    Insurance Company
                    One American Row
                    Hartford, CT 06115
Common Shares     DePrince, Race & Zollo, Inc.............   1,474,300 shares(3)            7.3%
                    201 S. Orange Avenue
                    Suite 850
                    Orlando, FL 32801
Common Shares     Royce & Associates, Inc.................   1,001,503 shares(4)            5.0%
                    and Affiliates
                    1414 Avenue of the Americas
                    New York, NY 10019
Common Shares     FMR Corp. and Affiliates................   1,189,000 shares(5)            5.9%
                    82 Devonshire Street
                    Boston, MA 02109
Common Shares     SAB Capital Advisors, L.L.C.............   1,178,900 shares(6)            5.9%
                    and Affiliates
                    650 Madison Avenue
                    26th Floor
                    New York, NY 10022
Common Shares     James G. Dinan..........................     992,785 shares(7)            5.0%
                    York Capital Management L.P.
                    & Affiliates
                    350 Park Avenue
                    4th Floor
                    New York, NY 10022
Preferred         Capital Z Partners, Ltd. & Affiliates...       7,500 shares(8)(9)         23.9%(10)
  Shares
                    54 Thompson Street
                    New York, NY 10012

                              NAME AND ADDRESS              AMOUNT AND NATURE OF       PERCENT OF
TITLE OF CLASS              OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP    VOTING RIGHTS(1)
--------------              -------------------             --------------------    ----------------
Preferred         Reservoir Capital Management L.L.C......       5,000 shares(11)(8)          9.3%(10)
  Shares
                    & Affiliates
                    650 Madison Avenue
                    26th Floor
                    New York, NY 10022
Preferred         Richard E. Rainwater....................       2,400 shares(12)(8)          7.6%(10)
  Shares
                    777 Main Street
                    Suite 2250
                    Fort Worth, TX 76102

---------------

 (1) Reflects percentage of voting rights on all matters being submitted to the Annual Meeting other than the election of Class I directors and assumes conversion of all Preferred Shares to Common Shares at a conversion price of $15.69 per share. The Preferred Shares are not entitled to vote on the election of Class I directors. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. Accordingly, certain shareholders will have their voting rights for the election of Class I directors reduced to reflect this limitation and the total outstanding votes entitled to be cast for the election of Class I directors will be reduced to 11,297,076 votes. The votes and percentage of votes for the election of Class I directors for each of the above listed holders of Common Shares is as follows: DePrince -- 1,118,411 votes or 9.9%; FMR -- 1,118,411 or 9.9%; Phoenix Home Life -- 1,118,411 votes or
     9.9%; SAB -- 1,118,411 votes or 9.9%; Royce -- 1,001,503 or 8.9%; and
     Dinan -- 992,785 or 8.8%.
 (2) According to the Schedule 13G and Form 4 filed with the Securities and Exchange Commission (the "Commission") by Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), Phoenix Home Life may be deemed to beneficially own the 1,131,700 Common Shares indicated opposite Phoenix Home Life's name in the above table. Phoenix Home Life reports sole voting and dispositive power in respect of such 1,131,700 Common Shares.
 (3) According to the Schedule 13G filed with the Commission by DePrince, Race & Zollo, Inc. ("DePrince"), DePrince may be deemed to beneficially own the 1,474,300 Common Shares indicated opposite DePrince's name in the above table. DePrince reports sole voting and dispositive power in respect of such 1,474,300 Common Shares.
 (4) According to the Schedule 13G filed with the Commission by Royce & Associates, Inc. ("Royce"), Royce may be deemed to beneficially own the 1,001,503 Common Shares indicated opposite its name in the above table. Royce reports sole voting and dispositive power in respect of such 1,001,503 Common Shares.
 (5) According to the Schedule 13G filed with the Commission by FMR Corp. ("FMR") and various affiliates thereof, FMR, Edward C. Johnson 3d and Abigail P. Johnson and other members of the Johnson family may be deemed to beneficially own the 1,189,000 Common Shares indicated opposite FMR's name in the above table, by virtue of FMR's 100% ownership of Fidelity Management & Research Company ("Fidelity"). Fidelity, in its capacity as a registered investment advisor to Fidelity Low Priced Stock Fund may be deemed to be the beneficial owner of such 1,189,000 Common Shares. Neither FMR, Mr. Johnson nor Ms. Johnson reports sole or shared voting power in respect of the

     1,189,000 Common Shares. Each of FMR, Mr. Johnson and Ms. Johnson reports sole dispositive power in respect of such 1,189,000 Common Shares.
 (6) According to the Schedule 13G filed with the Commission by SAB Capital Advisors, L.L.C. ("SABCA"), SAB Capital Partners, L.P. ("SABCPI"), SAB Capital Partners II, L.P. ("SABCPII"), SAB Capital Management, L.L.C. ("SABCM"), SAB Overseas Capital Management, L.P. ("SABOCM") and Scott A. Bommer, as a group (collectively, "SAB"), SAB may be deemed to beneficially own the 1,178,900 Common Shares indicated opposite their name in the above table by virtue of SABCPI's ownership of 693,584 Common Shares, SABCPII's ownership of 33,684 Common Shares (as to which SABCA is reported to exercise shared voting and dispositive power for said 727,268 Common Shares), and SABOCM's ownership of 451,632 Common Shares (as to which SABCM is reported to possess shared voting and dispositive power for said 451,632 Common Shares). SAB reports that Mr. Bommer may be deemed to beneficially own and exercise shared voting and dispositive power with respect to such 1,178,900 Common Shares beneficially held by SAB.
 (7) According to the Schedule 13G filed with the Commission, James G. Dinan ("Dinan") beneficially owns the 992,785 Common Shares indicated opposite his name in the above table, which includes 486,900 Common Shares beneficially owned by York Investment Limited ("York Investment"), 181,800 Common Shares beneficially owned by York Capital Management L.P. ("York Capital"), 56,000 Common Shares beneficially owned by York Select L.P. ("York Select"), 44,000 Common Shares beneficially owned by York Select Unit Trust ("York Select Trust"), 168,300 Common Shares beneficially owned by York Offshore Investors Unit Trust ("York Offshore"), and 55,785 Common Shares held by certain other funds and accounts (the "Managed Accounts") over which Dinan has discretionary investment authority. According to the
     Schedule 13G filed with the Commission, Dinan, an individual, is the Senior Managing Member and holder of a controlling interest in Dinan Management L.L.C. ("Dinan Management"), York Select Domestic Holdings, LLC ("York Select Domestic Holdings"), York Select Offshore Holdings, LLC ("York Select Offshore Holdings"), and York Offshore Holdings, L.L.C. ("York Offshore LLC"). Dinan is also a Director and holder of a controlling interest in York Offshore Holdings, Limited ("York Offshore Limited"). York Offshore Limited is the investment manager of York Investment. Dinan Management is the General Partner of York Capital. York Select Domestic Holdings is the General Partner of York Select. York Select Offshore Holdings is the investment manager of York Select Trust. York Offshore LLC is the investment manager of York Offshore. Dinan is the President and sole shareholder of JGD Management Corp., which manages the Managed Accounts.
 (8) Following the execution of the Share Purchase Agreement, a Schedule 13D was filed jointly on behalf of Capital Z Financial Services Fund II, L.P. ("Capital Z Fund II"), Capital Z Financial Services Private Fund II, L.P. ("Capital Z Private Fund II"), Capital Z Partners, L.P. ("Capital Z L.P."), and Capital Z Partners, Ltd. ("Capital Z Ltd.", and together with Capital Z Fund II, Capital Z Private Fund II and Capital Z L.P., the "Capital Z Reporting Persons"), Reservoir Capital Partners Master Fund, L.P. ("Reservoir Master Fund"), Reservoir Capital Partners, L.P. ("Reservoir Capital Partners"), Reservoir Capital Group, L.L.C. ("Reservoir Capital Group"), Reservoir Capital Management, L.L.C. ("Reservoir Management") and Reservoir Capital Associates, L.P. ("Reservoir Associates" and together with Reservoir Master Fund, Reservoir Capital Partners, Reservoir Capital Group and Reservoir Management, the "Reservoir Reporting Persons") and Richard E. Rainwater ("Rainwater" and collectively with the Capital Z Reporting Persons and the Reservoir Reporting Persons, the "Reporting Persons"). According to this Schedule 13D, each of the Reporting Persons reports beneficial ownership of 9,710,579 Common Shares, but each sub-group of Reporting Persons disclaims beneficial ownership of all Common Shares or Preferred Shares that may be owned or deemed owned by any of the other sub-groups of Reporting Persons. In connection with the closing of the Preferred Share Issuance, Rainwater assigned his rights to acquire 2,400 Series C Preferred Shares to RER Reinsurance Holdings, L.P., a Texas limited partnership controlled by Rainwater. Rainwater also assigned his rights to acquire the remaining 100 Series C Preferred Shares to Mr. Robert Stavis, the director designated by the holders of the Series C Preferred Shares.
 (9) According to the Schedule 13D filed with the Commission, Capital Z Ltd. reports shared dispositive and voting power with respect to 4,780,115 Common Shares to be received upon conversion of the 7,500 Preferred Shares indicated opposite its name in the above table, which includes 4,973.508 A1 Preferred Shares and 2,486.754 A2 Preferred Shares owned by Capital Z Fund II and 26.492 A1 Preferred Shares and 13.246 A2 Preferred Shares owned by Capital Z Private Fund II. Capital Z Ltd. is the sole general partner of Capital Z L.P. Capital Z L.P. is the sole general partner of Capital Z Fund II and Capital Z Private Fund II. According the Schedule 13D filed with the Commission, each of the Capital Z Reporting Persons disclaims beneficial ownership of all Common Shares or Preferred Shares that may be owned or deemed owned by any of the Reservoir Reporting Persons or Rainwater. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to the Capital Z Reporting Persons (including, for such purpose, certain of their affiliates).
(10) Assumes conversion of all Preferred Shares held by such person to Common Shares at a conversion price of $15.69 per share.
(11) According to the Schedule 13D filed with the Commission, Reservoir Capital Group reports shared dispositive and voting power with respect to 3,337,093 Common Shares, which includes 3,186,743 Common Shares to be received upon conversion of the 5,000 Preferred Shares indicated opposite its name in the above table and 150,350 Common Shares held by its affiliates. Reservoir Partners owns 2,853.333 B1 Preferred Shares, 1,426.667 B2 Preferred Shares and 128,145 Common Shares. Reservoir Master Fund owns 480 B1 Preferred Shares, 240 B2 Preferred Shares and 21,855 Common Shares. Reservoir Associates owns 350 Common Shares. Reservoir Management is the managing member of Reservoir Group. Reservoir Capital Group is the general partner of Reservoir Capital Partners, Reservoir Master Fund and Reservoir Associates. According the Schedule 13D filed with the Commission, each of the Reservoir Reporting Persons disclaims beneficial ownership of all Common Shares or Preferred Shares that may be owned or deemed owned by any of the Capital Z Reporting Persons or Rainwater. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. Accordingly, the Reservoir Reporting Persons will only be permitted to exercise 1,860,621 votes at the Annual Meeting with respect to matters other than the election of Class I directors and will not be permitted to exercise any votes with respect to the election of Class I directors.
(12) According to the Schedule 13D filed with the Commission, Rainwater reports sole voting and dispositive power with respect to 1,593,372 Common Shares to be received upon conversion of 2,500 Preferred Shares indicated opposite his name in the above table, consisting of 1,666.667 C1 Preferred Shares and 833.333 C2 Preferred Shares owned by Rainwater. According to the
     Schedule 13D filed with the Commission, Rainwater disclaims beneficial ownership of all Common Shares or Preferred Shares that may be owned or deemed owned by any of the Reservoir Reporting Persons or the Capital Z Reporting Persons. In connection with the closing of the Preferred Share Issuance, Rainwater assigned his rights to acquire 2,400 Series C Preferred Shares to RER Reinsurance Holdings, L.P., a Texas limited partnership controlled by Rainwater. Rainwater also assigned his rights to acquire the remaining 100 Series C Preferred Shares to Mr. Robert Stavis, the director designated by the holders of the Series C Preferred Shares.

     To our knowledge, no other person owns of record or beneficially more than 5% of our outstanding Common Shares or Preferred Shares as of the Record Date.

                       NOMINEES FOR ELECTION AS DIRECTORS

     Our Bye-Laws provide for the election of directors by the shareholders. In accordance with the Bye-Laws, our Board of Directors is divided into four classes (Classes I, II, III and IV) with Class I, II and III being as nearly equal in number as possible. Classes I, II and III are elected by the holders of our Common Shares. With respect to such classes, the terms of office of the members of one class expire and a successor class is elected at each Annual General Meeting of the shareholders. The holders of our Preferred Shares and Convertible Common Shares have the right to designate up to four Class IV Directors, but do not have the right to vote for the election of Class I, II and III directors. Subject to certain share ownership requirements, holders of the Series A Preferred Shares and Class A Common Shares are entitled to select up to two directors, the holders of the Series B Preferred Shares and Class B Common Shares, are entitled to select one director, and the holders of the Series C Preferred Shares and Class C Common Shares, are entitled to select one director. In the event any Purchaser fails to maintain any requisite ownership level and relinquishes a Board seat as a result, such Board seat will thereafter be filled in accordance with Bye-Law 22 of the Bye-Laws.

     At the Annual Meeting, the terms of office of the Class I directors will terminate. Therefore, the Board of Directors has nominated Gerald L. Radke, Wendy Luscombe and Franklin D. Haftl (all of whom are also presently serving on the Board) for re-election as Class I directors to serve three-year terms until the Annual General Meeting of shareholders is held in 2005 and until their successors have been elected and qualified. It is intended that Proxies will be voted in favor of these persons. If, for any reason, any of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the Proxies will be voted for the election of a substitute nominee in accordance with the judgment of the Proxy holder.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR NAMED ABOVE.

            INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     The following are our Class I, II and III directors as of the Record Date:

          Gerald L. Radke (57) has been the President, Chief Executive Officer and a director of PXRE (and its predecessor PXRE Corporation ("PXRE Delaware"), since 1986 (and its Chairman of the Board of Directors since June 1995). From August 1993 until the merger (the "Merger") in December 1996 of Transnational Re Corporation ("TREX") with and into PXRE Delaware, Mr. Radke also served as President, Chief Executive Officer and Chairman of the Board of Directors of TREX.

          F. Sedgwick Browne (59) is a senior counsel at Morgan, Lewis & Bockius LLP (law firm), specializing in the insurance and reinsurance industry. Prior to becoming a partner of Morgan, Lewis &

     Bockius LLP on October 1, 1994, he was a partner of Lord Day & Lord, Barrett Smith. Mr. Browne was elected a director of PXRE Delaware in June 1999.

          Robert W. Fiondella (59) has been Chairman of the Board of Directors and Chief Executive Officer of The Phoenix Companies, Inc. since November 2000 and Chairman and Chief Executive Officer of Phoenix Home Life since February 1994. From July 1992 to February 1994, he was President and Principal Operating Officer of Phoenix Home Life, and from February 1989 to June 1992, he was President and Chief Operating Officer of Phoenix Mutual Life Insurance Company, a predecessor of Phoenix Home Life ("Phoenix Mutual"). Mr. Fiondella is also a director of Phoenix Charter Oak Trust Company, as well as an officer and director of various other Phoenix Home Life subsidiaries. Mr. Fiondella is also a director of Hilb, Rogal and Hamilton, an insurance brokerage firm.

          Franklin D. Haftl (67) was elected a director of PXRE Delaware in February 1997 and has been in the insurance and reinsurance industry since 1958. He served as President and Chief Executive Officer of Unione Italiana Reinsurance Company of America, Inc. from October 1988 to March 1994. Mr. Haftl served as a director of TREX from January 1994 until the Merger in December 1996. Mr. Haftl is a certified arbiter member of the American Arbitration Association and has served and continues to serve as an umpire on numerous arbitration panels adjudicating commercial insurance and reinsurance related disputes.

          Halbert D. Lindquist (56) was appointed by the Board of Directors in November 2000 to fill the casual vacancy that arose upon the retirement of Mr. Wilson Wilde from the Board. Mr. Lindquist is the Senior Investment Officer for Blackstone Alternative Asset Management, where he is responsible for managing a $1.5 billion fund of funds hedge fund portfolio. Mr. Lindquist is also a principal of Tucson Asset Management, Inc. and Presidio Securities, Inc.

          Wendy Luscombe (50) was elected a director of PXRE Delaware in November 1993 and has been a principal of WKL Associates, Inc., a company which provides U.S. real estate investment management services to PruPim, a subsidiary of Prudential U.K., since May 1994. Ms. Luscombe is also a Fellow of the Royal Institute of Chartered Surveyors, as well as a Member of the Chartered Institute of Arbitrators. Ms. Luscombe has been a director of Amadeus Vision Capital, plc since 1999, Endeavour Real Estate Securities, Ltd. since 2000, Zweig Total Return Fund Inc., a public company, since 2001, and The Zweig Fund Inc., a public company, since 2001.

          Philip R. McLoughlin (55) has been Chairman, Chief Executive Officer and a director of Phoenix Investment Partners, Ltd. since October 1995. Phoenix Investment Partners, Ltd. is an investment management company and a subsidiary of The Phoenix Companies, Inc. Mr. McLoughlin has been Executive Vice President, Chief Investment Officer and a Director of the Phoenix Companies, Inc. since November 2000 and he has also been Executive Vice President -- Investments of Phoenix Home Life since 1988. Mr. McLoughlin is currently president and a director or trustee of 31 registered investment companies which are affiliated with Phoenix Home Life, a director of both World Trust and Emerging World Trust, each a Luxembourg organized investment trust, and Phoenix Charter Oak Trust Company, as well as a director and officer of various other Phoenix Home Life subsidiaries.

     Upon closing of the Preferred Share Issuance on April 4, 2002, the Preferred Shareholders designated the following individuals as Class IV directors:

          Bradley E. Cooper (35) (Capital Z Director) is a Partner and co-founder of Capital Z. Prior to joining Capital Z, Mr. Cooper served in similar roles at Insurance Partners Advisors, L.P. ("Insurance

     Partners") and International Insurance Investors, L.P. Prior to the formation of Insurance Partners, Mr. Cooper was a Vice President of International Insurance Advisors, Inc. and was an investment banker in the Financial Institutions Group at Salomon Brothers, Inc. Mr. Cooper serves on the Board of Directors of Highlands Insurance Group, Inc., CERES Group, Inc., Universal American Financial Corp., SNTL Corp. and certain of its subsidiaries and American Capital Access Holdings, LLC and certain of its subsidiaries.

          Susan S. Fleming (32) (Capital Z Director) is a Partner of Capital Z. Prior to joining Capital Z, Ms. Fleming served as Vice President of Insurance Partners and was an investment banker in the Mergers and Acquisitions Financial Institutions Group at Morgan Stanley & Co. Ms. Fleming currently serves on the Board of Directors of Universal American Financial Corp. and CERES Group, Inc.

          Craig A. Huff (37) (Reservoir Director) is a Managing Director and co-founder of Reservoir Capital Group, a New York based private investment firm. Prior to co-founding Reservoir, he was a partner at Ziff Brothers Investments, a generalist investment firm managing Ziff family capital. Previously, he served as a Nuclear Submarine Officer in the U.S. Navy. Mr. Huff currently serves on the Board of Directors of Orange-Co. Inc. and ARC Systems, Inc.

          Robert Stavis (39) (Rainwater Director) is a Partner of Bessemer Venture Partners, a private venture capital firm, and focuses on investments in financial services technologies and business process automation. Prior to joining Bessemer, he was the co-head of global arbitrage trading for Salomon Smith Barney. While at Salomon Smith Barney, Mr. Stavis served as a member of the firm's operating committee, risk management committee and the control and compliance committee. He currently serves on the Board of Directors of Access International Financial Services, Inc., CapitalThinking, Inc., Diogenes, Inc. and Supercritial Combustion Corporation.

     Unless otherwise indicated, all of the foregoing directors have served in such capacity with PXRE since its organization in August 1999 and with its predecessor, PXRE Delaware, since 1986.

     In addition to Mr. Gerald Radke, we have the following executive officers:

          Michael J. Bleisnick (50) is Executive Vice President -- London Market Operations and has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE. From August 1993 until the Merger in December 1996, Mr. Bleisnick also served as an Executive Vice President of TREX.

          Bruce J. Byrnes (34) is the General Counsel and Secretary of PXRE Delaware and PXRE Reinsurance Company. Prior to joining us in May, 2001, Mr. Byrnes was an Associate of the law firm of Morgan, Lewis & Bockius LLP from September, 1998, where he specialized in corporate and reinsurance matters. Prior to that, Mr. Byrnes was an Associate of the law firm of Baker & McKenzie, where he also specialized in corporate and reinsurance matters.

          James F. Dore (56) is Executive Vice President, Treasurer and Chief Financial Officer of PXRE and has been such since June 1999. Prior to joining us, Mr. Dore was Senior Vice President-Financial Market products for Employers Reinsurance Corporation. Before assuming responsibility for Financial Market Products, Mr. Dore was Chief Financial Officer of Employers Reinsurance Corporation, prior to which he was Chief Financial Officer of GE Capital Mortgage Corporation.

          Gordon Forsyth, III (54) is Executive Vice President -- North American Operations and Chief Underwriting Officer and has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE. From August 1993 until the Merger in December 1996, Mr. Forsyth also served as an Executive Vice President of TREX.

          Jeffrey L. Radke (33) is Executive Vice President of PXRE and President of PXRE Reinsurance Ltd. and has been such since November 1999. Prior thereto, Mr. Radke served as President of Select Reinsurance Ltd. From 1996 to 1998, he was Senior Vice President -- Capital Markets Products of CAT Limited, prior to which he was a Vice President of Guy Carpenter & Company, a reinsurance brokerage firm. Jeffrey Radke is Gerald Radke's son.

     All of our executive officers hold office at the pleasure of the Board of Directors.

     The following table sets forth certain information concerning beneficial ownership of our Shares by the directors, the five executive officers named below under the heading "EXECUTIVE COMPENSATION" and all directors and executive officers as a group, as of the Record Date:

                                                       SHARES (AND PERCENT)       DIRECTOR
DIRECTORS AND FIVE CURRENT NAMED EXECUTIVE OFFICERS    BENEFICIALLY OWNED(1)      TERM ENDS
---------------------------------------------------    ---------------------      ---------
Gerald L. Radke......................................          289,128(2)             (4)
F. Sedgwick Browne...................................           29,975(3)*          2004
Bradley E. Cooper....................................                0(3)*          2003
Robert W. Fiondella..................................           36,873(3)*          2003
Susan S. Fleming.....................................                0(3)*          2003
Franklin D. Haftl....................................           26,015(3)*            (4)
Craig A. Huff........................................        3,337,093(5)           2003
Halbert D. Lindquist.................................            5,325(3)*          2003
Wendy Luscombe.......................................           28,872(3)*            (4)
Philip R. McLoughlin.................................           27,503(3)*          2003
Robert Stavis........................................           63,735(6)*          2003
Michael J. Bleisnick.................................          103,252(7)*            --
James F. Dore........................................           64,963(7)*            --
Gordon Forsyth, III..................................          124,315(7)*            --
Jeffrey L. Radke.....................................           73,347(7)*            --
All directors and executive officers as a group (16
  persons)...........................................        4,223,396(8)

---------------

 * Beneficially owns less than 1% of the voting power attributable to our issued and outstanding Common Shares and Preferred Shares.
(1) The number of Common Shares set forth opposite the names of Mr. Browne, Mr. Cooper, Ms. Fleming, Mr. Haftl, Mr. Huff, Mr. Lindquist, Ms. Luscombe and Mr. Stavis does not include the 2,000 shares granted to each such director under the PXRE Director Deferred Stock Plan (described below under the heading "THE BOARD OF DIRECTORS AND ITS COMMITTEES AND DIRECTOR COMPENSATION"), as to which shares such directors held neither voting nor investment power as of the Record Date. Pursuant to the terms of the Director Deferred Stock Plan, on each date that dividends are paid to shareholders in respect of the Common Shares, we make dividend equivalent payments, in cash, in respect of each Common Share granted, but not yet delivered, under such Plan.
(2) Mr. G. Radke beneficially owns 2.4% of our issued and outstanding Common Shares. The number of Common Shares set forth opposite Mr. G. Radke's name includes currently exercisable options to purchase 155,775 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, such

    Common Shares for which Mr. G. Radke holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. G. Radke.
(3) Includes with respect to each of the following individuals, currently exercisable options to purchase the indicated number of Common Shares: Mr. Browne, 14,832 shares; Mr. Fiondella, 31,872 shares; Mr. Haftl, 23,380 shares; Mr. Lindquist, 4,325 shares; Ms. Luscombe, 26,722 shares; and Mr. McLoughlin, 24,336 shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, such Common Shares for which the named director holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by such director. Also includes for Mr. Browne 3,028 Common Shares owned by his wife, as to which Mr. Browne disclaims beneficial ownership.
(4) Term of office of Class I directors terminates at the forthcoming 2002 Annual Meeting.
(5) According to a Schedule 13D filed with the Commission, Reservoir Capital Group reports shared dispositive and voting power with respect to 3,337,093 Common Shares, which Mr. Huff may be deemed to beneficially own by virtue of his position as a Managing Member of Reservoir Management, which is the Managing Member of Reservoir Capital Group. Mr. Huff disclaims beneficial ownership as to all of these shares.
(6) In connection with closing of the Preferred Share Issuance on April 4, 2002, Mr. Stavis acquired 66.667 C1 Preferred Shares and 33.333 C2 Preferred Shares.
(7) Includes with respect to each of the following individuals, currently exercisable options to purchase the indicated number of Common Shares: Mr. Bleisnick, 75,728 shares; Mr. Dore, 33,750 shares; Mr. Forsyth, 78,094 shares; and Mr. J. Radke, 32,500 shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, such Common Shares for which the named officer holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by such officer.
(8) The directors and executive officers as a group beneficially own 20% of our outstanding Common Shares. The number of shares includes currently exercisable options to purchase 556,697 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, such Common Shares for which our directors and executive officers as a group hold currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by such directors and executive officers as a group. The number also includes 3,337,096 Common Shares that Mr. Huff may be deemed to beneficially own by virtue of his position as a Managing Member of Reservoir Management, which is the Managing Member of Reservoir Capital Group, for which Mr. Huff disclaims beneficial ownership.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES
                           AND DIRECTOR COMPENSATION

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     In 2001, our Board of Directors met six (6) times. Other than Mr. David W. Searfoss and Mr. Fiondella, no director attended fewer than 75% of the aggregate of (i) the total number of Board meetings (held when such person was a director) and (ii) the total number of meetings held by the standing committees on which he or she served (during the periods that he or she served). Mr. Fiondella attended 73% of the aggregate number of meetings of the Board and the committees on which he served during 2001. Mr. Searfoss was physically disabled and retired due to those disabilities effective April 4, 2002.

     There are four standing committees of the Board of Directors: the Audit Committee, the Human Resources Committee, the Investment Committee and the Executive Committee. The committees are composed entirely of directors who are not employees of PXRE, except for Mr. Gerald Radke who is a member of the Executive Committee.

     During 2001, the members of the Audit Committee were Messrs. Bernard Kelly (Chairman), Browne, Haftl, McLoughlin and Searfoss. The members of the Audit Committee are responsible for assisting the Board of Directors in fulfilling its responsibilities in connection with our accounting and financial reporting practices. Our Common Shares are listed on the NYSE and are governed by its listing standards. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in the listing standards of the NYSE. In 2001, the Audit Committee met four (4) times. Mr. Kelly, having reached the mandatory retirement age, retired from the Board effective April 4, 2002.

     During 2001, the members of the Human Resources Committee were Messrs. Fiondella (Chairman), Haftl, Lindquist and Searfoss and Ms. Luscombe. The Human Resources Committee performs the functions of a compensation committee, including the administration of our various stock option and other compensation plans. In 2001, the Human Resources Committee met four (4) times.

     During 2001, the members of the Investment Committee were Ms. Luscombe (Chairwoman) and Messrs. Browne, Kelly, Lindquist and McLoughlin. The members of the Investment Committee are responsible for monitoring and approving the investment policies and the investments of PXRE and our reinsurance and trading subsidiaries, including PXRE Reinsurance Company ("PXRE Reinsurance") and PXRE Reinsurance Ltd. ("PXRE Bermuda"), and for overseeing investment management, which, during 2001, was carried out by Phoenix Investment Partners and by Mariner Investment Group, Inc. In 2001, the Investment Committee met three (3) times.

     During 2001, members of the Executive Committee were Messrs. G. Radke, Fiondella and Lindquist. The Executive Committee is vested with the authority to exercise the powers of the full Board of Directors during the intervals between its meetings. In 2001, the Executive Committee did not meet.

     We do not have a standing nominating committee. However, upon the request of the Board of Directors, the Executive Committee has occasionally functioned in this role.

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee of our Board of Directors shall not be incorporated by reference into any such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PXRE

     The Audit Committee of the PXRE Board of Directors (the "Committee") is composed of 5 independent directors and operates under a written charter adopted by the Board of Directors. As of the date of this Report, the members of the Committee are Bernard Kelly (Chairman), F. Sedgwick Browne, Franklin D. Haftl, Philip R. McLoughlin and David W. Searfoss. The Committee recommends to the Board of Directors (for the Board's recommendation to shareholders) the selection of the Company's independent accountants.

     Management is responsible for PXRE's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. PXRE's independent accountants are responsible for performing an independent audit of those consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of PXRE and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent accountants do not assure that PXRE's financial statements are presented in accordance with generally accepted accounting principles, that the audit of PXRE's financial statements has been carried out in accordance with generally accepted auditing standards or that our company's independent accountants are in fact "independent."

     In this context, we have reviewed and discussed PXRE's consolidated financial statements with management and the independent accountants. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on PXRE's financial statements. We discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as modified or supplemented. PXRE's independent accountants also provided us with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and we discussed with the independent accountants that firm's independence.

     Based upon our discussions with management and the independent accountants and our review of the representations of management and the report of the independent accountants to the Committee, we recommended to the Board of Directors that PXRE's audited consolidated financial statements be included in PXRE's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Dated: February 11, 2002

     AUDIT COMMITTEE
          Bernard Kelly (Chairman)
        F. Sedgwick Browne
        Franklin D. Haftl
        Philip R. McLoughlin
        David W. Searfoss

COMPENSATION OF DIRECTORS

     CASH COMPENSATION. In 2001, non-employee directors received an annual retainer of $25,000 (plus an additional $3,000 for Committee Chairpersons) payable at the beginning of the year plus Board meeting fees of $1,800 per meeting, and standing committee meeting fees of $1,500 per meeting. In connection with the Preferred Share Issuance, the Board appointed a special committee to review, evaluate and negotiate the proposed transaction with Capital Z and Reservoir and other potential transactions. The special committee consisted of Messrs. Fiondella, Kelly and McLoughlin and Ms. Luscombe, each of whom received $20,000 for their service on the special committee. During the 2001 fiscal year, we paid a total of $103,600 in directors' fees. See "Other Compensation" below.

     OTHER COMPENSATION. Under the PXRE Director Equity and Deferred Compensation Plan (the "Director Compensation Plan"), non-employee directors may elect to defer receipt of the annual retainer and fees for services as a member of the Board and such directors are allowed to elect, prior to the subject year, to receive all or a portion of the annual retainer amount and the fee-for-services amount, in our Common Shares or options to purchase our Common Shares. Deferred amounts are credited with earnings (losses) mirroring the fund or funds provided in our 401(k) Savings and Investments Plan (the "401(k) Plan") that are designated by the director. The number of shares which may be awarded to a director upon such director's election to receive Common Shares in lieu of all or a portion of the annual retainer, and the fee-for-services amount, is the number of whole shares equal to (i) the portion of the annual retainer, and the fee-for-services amount, for which the director has made such election, divided by (ii) the "fair market value" per Common Share, as determined pursuant to the Director Compensation Plan.

     The number of whole Common Shares subject to an option grant under the Director Compensation Plan is determined by dividing the portion of the annual retainer, and the fee-for-services amount, for which the director has made such election by the "option value", as determined pursuant to the Director Compensation Plan. The exercise price per share under each option is equal to the "fair market value" per share, as determined pursuant to the Director Compensation Plan. Options granted under the Director Compensation Plan are immediately exercisable and may be exercised until the tenth anniversary of the date of grant. In the event a director terminates service on the Board, such person's options are exercisable for three years after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board, any outstanding options expire on the later of the date the director could have exercised the option at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date.

     During the 2001 fiscal year, 1,813 Common Shares were awarded pursuant to the Director Compensation Plan and options for 17,819 Common Shares at an exercise price of $15.438, were granted pursuant to the Director Compensation Plan to the directors who elected to receive options to purchase Common Shares.

     The Director Compensation Plan is administered by the Board of Directors. The Board has full power and authority to construe and interpret the Director Compensation Plan and adopt and amend such rules and regulations for the administration of the Director Compensation Plan as it deems desirable. The Board may amend the Director Compensation Plan as it deems advisable, provided that shareholder approval is required for any amendment to the Director Compensation Plan which (i) materially increases the benefit accruing to participants under the Director Compensation Plan, (ii) increases the number of securities which may be issued under the Director Compensation Plan, or (iii) materially modifies the requirements for participants in the Director Compensation Plan. Additionally, no amendment may materially and adversely affect any right of a director with respect to any option previously granted without such director's written consent. The Board may terminate the Director Compensation Plan at any time. If not earlier terminated by the Board, the Director Compensation Plan will terminate immediately following the Annual General Meeting of our shareholders in 2007.

     Under the PXRE Director Stock Plan, as amended (the "Director Stock Plan"), each non-employee director is automatically granted annually, on the date of our Annual General Meeting, an option exercisable

(subject to a three-year vesting period) for the purchase of 5,000 Common Shares at a price per share equal to the market value at the date of grant. In addition, upon the termination of service on the Board by a non-employee director as a result of disability (as determined by the Board) or retirement upon or following attainment of age 72, which occurs six months following the prior Annual General Meeting of Shareholders, the director will receive a fully vested option exercisable for the purchase of 5,000 Common Shares on the last day of service as a director at a price per share equal to the fair market value at the date of grant. In the event a director terminates service on the Board by reason of death, retirement or disability, the total number of option shares will become immediately exercisable and will continue to be exercisable for three years (but not beyond its original expiration date). In the event a director terminates service on the Board other than by reason of death, disability or retirement, such person's options (to the extent vested and exercisable upon such termination) will be exercisable for three months after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board, any outstanding options will expire on the later of the date the director could have exercised the option at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date. No option may be repriced after the date of grant (other than in connection with an adjustment in our Common Shares, as provided in the Plan).

     On the date of the Annual Meeting of shareholders in 1995 and 1996, options for 1,000 shares were granted, pursuant to the Director Stock Plan, to each non-employee director then in office at an exercise price of $23.25 and $24.95 respectively. On the date of the Annual Meetings of shareholders in 1997, 1998 and 1999, options for 3,000 shares, and on the date of the Annual Meeting of shareholders in 2000 and 2001, options for 5,000 shares, were granted, pursuant to the Director Stock Plan, to each non-employee director then in office at exercise prices of $28.14, $31.11, $17.70, $14.79 and $17.40 respectively. On
April 4, 2002, Bernard Kelly and David Searfoss terminated their service on the Board as a result of retirement and disability, respectively, and each individual received a fully vested option to purchase 5,000 shares at $23.77. As of the Record Date, options for a total of 176,000 shares had been granted pursuant to the Director Stock Plan, of which a total of 124,250 are currently exercisable.

     Additionally, commencing in 2000, under the Director Stock Plan each non-employee director is automatically granted annually, on the date of our Annual General Meeting, 1,000 Common Shares subject to certain restrictions, which restrictions lapse ratably over a period of 3 years from the date of grant (other than in the case of a change of control, the Common Shares of PXRE ceasing to be publicly traded or the death, disability or retirement of the director, which will result in a lapse of the restriction). In addition, upon the termination of service on the Board by a non-employee director as a result of disability or retirement which occurs six months following the prior Annual General Meeting of Shareholders, the director will receive 1,000 fully vested Common Shares on the director's last day of service. On April 4, 2002, Bernard Kelly and David Searfoss terminated their service on the Board as a result of retirement and disability, respectively, and each individual received 1,000 fully vested Common Shares. As of the Record Date, 18,000 restricted shares had been granted pursuant to the Director Stock Plan, 8,665 of which are currently vested. Directors who are granted restricted Common Shares under the Director Stock Plan are entitled to receive dividends on and to vote such shares during the restricted period.

     The Director Stock Plan is administered by the Board of Directors, which is authorized to interpret the Director Stock Plan but has no authority with respect to the selection of directors to receive options, the number of shares subject to the Director Stock Plan or to each grant thereunder, or the option price for shares subject to options. The Board may amend the Director Stock Plan as it deems advisable but may not, without further approval of the shareholders, increase the maximum number of shares under the Director Stock Plan or options or restricted shares to be granted thereunder, change the option price or price of the restricted shares provided in the Director Stock Plan, extend the period during which options or restricted shares may be granted or exercised, or change the class of persons eligible to receive options or restricted shares.

     Under the PXRE Director Deferred Stock Plan (the "Director Plan"), our eligible non-employee directors upon becoming directors are each granted the right to receive 2,000 Common Shares (subject to anti-dilution adjustments) at certain specified times following their respective terminations as directors. As of the Record Date, our eligible non-employee directors as a group have the right to receive a total of 16,000 Common Shares pursuant to the terms of the Director Plan.

     On each date on which dividends are paid to holders of our Common Shares, each director who has been granted the right to receive Common Shares under the Director Plan is paid an amount in cash equal to the product of (i) the dividend per share for the applicable dividend payment date and (ii) the number of shares which have been granted to the director but which have not yet been delivered.

     The Director Plan is administered by the Board of Directors, which may amend or terminate the Director Plan at any time. However, no such amendment or termination may reduce the number of shares that had been granted to the directors prior to such amendment or termination.

                    REAPPOINTMENT OF INDEPENDENT ACCOUNTANTS

INDEPENDENT ACCOUNTANTS

     The Board of Directors is recommending that the firm of KPMG be appointed as our independent auditors for the fiscal year ending December 31, 2002. This recommendation is being presented to the shareholders for their approval at the Annual Meeting. KPMG has audited our financial statements since June 2001. A representative of KPMG is expected to attend the Annual Meeting, with the opportunity to make a statement if he or she so desires and to respond to questions. Shareholders at the Annual Meeting will also be asked to vote to refer the determination of the auditors' remuneration to the Board of Directors.

     Prior to 2001, our auditor was PricewaterhouseCoopers. PricewaterhouseCoopers notified us on March 12, 2001 that it declined to stand for re-appointment as our auditor for fiscal year 2001. PricewaterhouseCoopers' decision followed the recommendation of the Audit Committee of our Board of Directors, and the Board of Directors' determination on February 13, 2001, to conduct a review of auditing services and to invite PricewaterhouseCoopers, KPMG and another firm of independent auditors to make proposals to the Board of Directors for the provision of auditing services.

     The reports of PricewaterhouseCoopers on our financial statements for the fiscal years ended December 31, 2000 and 1999 were unqualified and contained no adverse opinion or disclaimer of opinion and no such report was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years and the interim period preceding PricewaterhouseCoopers' election not to stand for re-appointment, we had no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and no events of the nature required to be reported under Item 304(a)(1)(v) of Regulation S-K had occurred.

     The retention of KPMG was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors on April 3, 2001. During the two fiscal years prior to KPMG's appointment, we had no consultations with KPMG concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which a written report was provided to us or as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.

     We filed a Form 8-K on March 16, 2001, reporting PricewaterhouseCoopers' election not to stand for reappointment, and filed a Form 8-K/A on April 10, 2001, reporting the engagement of KPMG as our independent auditor subject to the approval of our shareholders.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES

     The aggregate fees for professional services rendered by KPMG for the audit of our 2001 annual financial statement and the reviews of the financial statements included in our Forms 10-Q for 2001 are estimated to be $688,000, of which $609,000 have been billed through March 31, 2002. KPMG did not provide us with any financial information systems design and implementation services during 2001. The aggregate fees for other professional services (principally comprising tax services, audits of statutory statements of subsidiaries and due diligence services) rendered by KPMG for us during 2001 are estimated to be $221,000, of which $126,000 have been billed through March 31, 2002. The Audit Committee of the Board of Directors considered whether the provision of such other services is compatible with maintaining KPMG's independence.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE APPOINTMENT OF KPMG AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002 AND THE REFERRAL TO THE BOARD OF DIRECTORS OF THE DETERMINATION OF THE ACCOUNTANTS' REMUNERATION.

                             EXECUTIVE COMPENSATION

     The following tables and narrative text describe the compensation paid in 2001 and the two prior fiscal years to our Chief Executive Officer and our four other most highly compensated executive officers. Also described below is certain future compensation such individuals may be eligible to receive upon retirement or following certain terminations of employment or certain changes of control.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                                        -------------------------   ----------------------------
                                                                                                    SECURITIES
                                                                                     RESTRICTED     UNDERLYING      ALL OTHER
NAME AND                                                 BONUS     OTHER ANNUAL        STOCK           STOCK       COMPENSATION
PRINCIPAL POSITION                    YEAR    SALARY    ($)(1)    COMPENSATION(2)   AWARDS($)(3)   OPTIONS(#)(4)      ($)(5)
------------------                    ----   --------   -------   ---------------   ------------   -------------   ------------

Gerald L. Radke.....................  2001   $520,000        --      $  2,353         $187,200        91,000         $30,680
  Chairman, President and             2000    519,100        --        78,930          112,500        82,000          29,044
  Chief Executive Officer             1999    494,000   $70,000       224,986          510,250            --          28,014

Michael J. Bleisnick................  2001    353,281        --            --           99,000        75,000          24,200
  Executive Vice President --         2000    350,788        --            --           62,500        50,000          24,821
  London Market Operations            1999    348,095    25,000            --          314,000            --          24,065

James F. Dore(6)....................  2001    362,308        --         3,616          198,000        75,000          24,430
  Executive Vice President,           2000    321,471        --        65,948           62,500        50,000          15,527
  Treasurer and Chief                 1999    182,418    33,000        23,055          278,400            --           4,200
  Financial Officer

Gordon Forsyth, III.................  2001    370,000        --            --           99,000        95,000          25,700
  Executive Vice President --         2000    347,135        --            --           62,500        50,000          23,207
  North American Operations           1999    301,729    33,000            --          255,125         7,977          22,048
  and Chief Underwriter

Jeffrey L. Radke(7).................  2001    361,104        --        92,770          198,000        90,000          15,805
  Executive Vice President            2000    275,000        --        92,770           62,500        50,000              --
                                      1999     17,190        --            --               --            --              --

---------------

(1) For 1999, consists of discretionary cash bonuses awarded in 2000 in respect of fiscal year 1999.
(2) Consists of amounts paid to reimburse Mr. G. Radke for taxes paid by him (i) in respect of the Bermuda reorganization and (ii) in respect of income he may be treated as having received for income tax purposes relating to our provision of Bermuda housing for Mr. G. Radke and to our reimbursement of travel expenses incurred by Mr. G. Radke when traveling to Bermuda. With respect to Mr. Dore, consists of amounts paid to reimburse Mr. Dore for taxes paid by him in respect of income he may be treated as having received for income tax purposes relating to our provision of Bermuda housing for Mr. Dore and to our reimbursement of travel expenses incurred by Mr. Dore when traveling to Bermuda. With respect to Mr. J. Radke, consists of amounts paid to provide Bermuda housing for Mr. J. Radke.
(3) No restricted shares were awarded under our Restated Annual Incentive Bonus Plan (the "Annual Bonus Plan") in respect of fiscal years 1999, 2000 or 2001. Includes awards to Messrs. G. Radke, J. Dore, M. Bleisnick, G. Forsyth and J. Radke, respectively, in respect of fiscal year 1999 of 26,000, 15,000, 16,000, 13,000 and 12,500 restricted Common Shares, in respect of fiscal year 2000 of 9,000, 5,000, 5,000, 5,000, and 5,000 restricted Common
    Shares, and in respect of fiscal year 2001 of 9,000, 5,000, 10,000, 5,000 and 10,000 restricted Common Shares, in each case pursuant to our 1992 Officer Incentive Plan. Pursuant to the 1992 Officer Incentive Plan, such restricted shares will vest in four equal annual installments, with the final installment on February 11, 2005. During the holding periods, such shares are entitled to receive dividends, if any, declared with respect to our Common Shares. The aggregate holdings and market value of restricted Common Shares held on December 31, 2001 by Mr. G. Radke was 30,596 restricted shares with a market value of $539,713; by Mr. Dore was 28,750 restricted shares with a market value of $507,150; by Mr. Bleisnick was 17,814 restricted shares with a market value of $314,239; by Mr. Forsyth was 16,314 restricted shares with a market value of $287,779; and by Mr. J. Radke was 28,429 restricted shares with a market value of $501,488.
(4) Consists of non-qualified options granted in respect of our Common Shares pursuant to our 1992 Officer Incentive Plan.
(5) For Mr. G. Radke, consists of: $26,000, $25,730 and $24,700 that we contributed in 2001, 2000 and 1999, respectively, to the 401(k) Plan (which is a contributory defined contribution plan), $3,078, $1,712 and $1,712 paid by us during each of 2001, 2000 and 1999 with respect to a supplemental term life insurance policy for Mr. Radke's benefit and $1,602 paid by us during each of 2001, 2000 and 1999 with respect to a supplemental disability insurance policy for Mr. G. Radke's benefit. For Mr. Dore, consists of:
    $17,230 and $8,327 that we contributed in 2001 and 2000 to the 401(k) Plan and $7,200, $7,200 and $4,200 paid to Mr. Dore during 2001, 2000 and 1999 with respect to a car allowance. For Mr. Bleisnick, consists of: $17,000, $17,621 and $16,865 that we contributed in 2001, 2000, and 1999, respectively, to the 401(k) Plan and $7,200 paid by PXRE to Mr. Bleisnick during 2001, 2000 and 1999 with respect to a car allowance. For Mr. Forsyth, consists of: $18,500, $16,007 and $14,848 that we contributed in 2001, 2000 and 1999, respectively, to the 401(k) Plan and $7,200 paid by PXRE to Mr. Forsyth during 2001, 2000 and 1999 with respect to a car allowance. For Mr.
    J. Radke, consists of $15,805 that we contributed in 2001 to the 401(k)
    Plan.
(6) Joined PXRE in June 1999.
(7) Joined PXRE in November 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

     During 2001, 904,400 options were granted pursuant to our 1992 Officer Incentive Plan.

                                                              INDIVIDUAL GRANTS
                                   ------------------------------------------------------------------------
                                     NUMBER OF       % OF TOTAL
                                     SECURITIES       OPTIONS
                                     UNDERLYING      GRANTED TO      EXERCISE                   GRANT DATE
                                      OPTIONS       EMPLOYEES IN     OR BASE      EXPIRATION     PRESENT
NAME                               GRANTED (#)(1)   FISCAL YEAR    PRICE ($/SH)      DATE      VALUE ($)(2)
----                               --------------   ------------   ------------   ----------   ------------
Gerald L. Radke..................      50,000           5.53%         $19.80      02/12/2011     $509,550
                                       41,000           4.53%         $15.95      12/10/2011     $324,392
Michael J. Bleisnick.............      25,000           2.76%         $19.80      02/12/2011     $254,775
                                       50,000           5.53%         $15.95      12/10/2011     $395,600
James F. Dore....................      35,000           3.87%         $19.80      02/12/2011     $356,685
                                       40,000           4.42%         $15.95      12/10/2011     $316,480
Gordon Forsyth, III..............      35,000           3.87%         $19.80      02/12/2011     $356,685
                                       60,000           6.63%         $15.95      12/10/2011     $474,720
Jeffrey L. Radke.................      30,000           3.32%         $19.80      02/12/2011     $305,730
                                       60,000           6.63%         $15.95      12/10/2001     $474,720

---------------

(1) Consists of non-qualified options granted pursuant to our 1992 Officer Incentive Plan. In 2001, two options grants were made pursuant to our 1992 Officers Incentive Plan to each of the Executive Officers listed in the above table. The first was the annual grant made on February 12, 2001. The second grant was made on December 10, 2001 as part of a retention package approved by the Human Resources Committee of the Board of Directors in response to significantly increased competition for officers with underwriting and senior management experience caused by the formation of a number of well capitalized Bermuda reinsurance startup companies in the wake of the events of September 11, 2001. The exercise price of the options listed in the above table is 100% of the fair market value of our Common Shares on the dates of the respective grants. For this purpose, the fair market value of a share of our Common Stock is the average of the high and low prices per share quoted on the New York Stock Exchange on the dates of grant. The options listed above become exercisable in four equal annual installments, subject to the grantee remaining in the continuous employ of PXRE or our affiliates for at least one year from the date of the grant, except where such employment terminates by reason of death, permanent disability or retirement at or after age 65 with our consent; provided, however, that upon the earlier of (i) a change of control of PXRE or (ii) our Common Shares ceasing to be publicly traded, any unexercised portion of an option will become exercisable. Options may also be surrendered in exchange for a cash payment in the event of a change of control of PXRE or the cessation of public trading of our Common Shares, in each case under certain circumstances. Options are not transferable by a grantee other then by will or the laws of descent and distribution, and during the lifetime of a grantee an option will be exercisable only by the grantee or, if the grantee is legally incapacitated, by the grantee's duly appointed guardian or legal representative. The 1992 Officer Incentive Plan authorizes the administering committee to include in individual stock option agreements a provision allowing grantees to satisfy any federal, state or local income tax liabilities resulting from option exercises by having us withhold the appropriate number of Common Shares at the time of exercise (subject in each instance to committee approval).
(2) In accordance with the Commission's rules, in order to determine grant date present values in the above table, we used the Black-Scholes model of option valuation, adjusted to reflect an option term of 5 years, which represents the weighted average (by number of options) over the past ten years of the length of time between the grant dates of options under our plans and their exercise dates for the named executive officers. The model also assumes: (i) an interest rate that represents the interest rate on a U.S. government zero coupon bond with a maturity equal to the term of the grant; (ii) volatility calculated using a weekly stock price for five years (260 weeks) prior to the grant date; and (iii) dividends estimated at the annual rate of $0.24 per share. Based on this model, the present value of the options on the February 12, 2001 and December 10, 2001 grant dates was determined to be $10.191 and $7.912 respectively per option. We do not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND OPTION VALUES AT DECEMBER 31, 2001

                                                               NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                 STOCK OPTIONS AT           IN-THE-MONEY STOCK
                                SHARES                               12/31/01               OPTIONS AT 12/31/01
                              ACQUIRED ON       VALUE                 (#)(2)                      ($)(3)
            NAME              EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----              -----------   --------------   -------------------------   -------------------------
Gerald L. Radke.............         0         $     0            118,990/156,285            $105,370/385,400
Michael J. Bleisnick........    12,193         $84,104             54,984/114,494            $ 64,250/277,250
James F. Dore...............         0         $     0             12,500/112,500            $ 64,250/260,350
Gordon Forsyth, III.........     7,000         $41,125             59,652/134,494            $ 96,735/294,150
Jeffrey L. Radke............         0         $     0             12,500/127,500            $ 64,250/294,150

---------------

(1) Represents the difference between the closing prices of our Common Shares as reported on the New York Stock Exchange on the dates of exercise and the exercise prices of the options.
(2) For Mr. G. Radke, consists of options for 275,275 Common Shares granted in 1993-2001 pursuant to our 1992 Officer Incentive Plan at exercise prices ranging from $12.50 to $32.938 per share, 118,990 of which options were exercisable at December 31, 2001. For Mr. Bleisnick, consists of options for 169,478 Common Shares granted in 1993-2001 pursuant to our 1992 Officer Incentive Plan at exercise prices ranging from $12.50 to $32.938 per share, 54,984 of which options were exercisable at December 31, 2001. For Mr. Dore, consists of options for 125,000 Common Shares granted in 2000 and 2001 pursuant to our 1992 Officer Incentive Plan at exercise prices ranging from $12.50 to $19.80 per share, 12,500 of which options were exercisable at December 31, 2001. For Mr. Forsyth, consists of options for 4,802 Common Shares granted in 1992 pursuant to our 1988 Stock Option Plan at an exercise price of $10.875 per share, all of which options were exercisable at December 31, 2001, and options for 189,344 Common Shares granted in 1993-2001 pursuant to our 1992 Officer Incentive Plan at exercise prices ranging from $12.50 to $32.938 per share, 54,850 of which options were exercisable at December 31, 2001. For Mr. J. Radke, consists of options for 140,000 Common Shares granted pursuant to our 1992 Officer Incentive Plan at exercise prices ranging from $12.50 to $19.80 per share, 12,500 of which options were exercisable at December 31, 2001.
(3) Represents the difference between the closing price of our Common Shares as reported on the New York Stock Exchange on December 31, 2001 ($17.64) and the exercise prices of the options.

PENSION PLAN

     The following table indicates estimated total annual benefits payable under the PXRE Reinsurance Company Retirement Plan (the "Retirement Plan") and the Supplemental Executive Retirement Plan, and the 401(k) Plan (which are attributable to a previously frozen defined contribution plan) as a Life Annuity upon retirement at age 62 in 2001, to persons in specified final average compensation and years of service classifications.

                                                                YEARS OF SERVICE
                                              ----------------------------------------------------
AVERAGE ANNUAL EARNINGS                          5          10         15         20         25
-----------------------                       --------   --------   --------   --------   --------
$125,000....................................  $ 16,667   $ 33,333   $ 50,000   $ 50,000   $ 61,723
 150,000....................................    20,000     40,000     60,000     60,128     75,160
 175,000....................................    23,333     46,667     70,000     70,878     88,598
 200,000....................................    26,667     53,333     80,000     81,628    102,035
 225,000....................................    30,000     60,000     90,000     92,378    115,473
 250,000....................................    33,333     66,667    100,000    103,128    128,910
 275,000....................................    36,667     73,333    110,000    113,878    142,348
 300,000....................................    40,000     80,000    120,000    124,628    155,785
 400,000....................................    53,333    106,667    160,000    167,628    209,535
 500,000....................................    66,667    133,333    200,000    210,628    263,285
 600,000....................................    80,000    160,000    240,000    253,628    317,035
 700,000....................................    93,333    186,667    280,000    296,628    371,785
 800,000....................................   106,667    213,333    320,000    339,628    424,535
 900,000....................................   120,000    240,000    360,000    382,628    478,285

     These benefits include benefits that may be payable from the Retirement Plan, the Supplemental Executive Retirement Plan and the 401(k) Plan (which are attributable to a previously frozen defined contribution plan). The benefits in the above table are not subject to any deduction for Social Security or other offset amounts.

     For each of the named current executive officers, annual covered compensation for 2001 is as follows: Mr. G. Radke -- $709,128; Mr.
Bleisnick -- $429,526; Mr. Forsyth -- $434,941; Mr. Dore -- $357,462; and Mr. J.
Radke -- $295,552. Annual covered compensation consists of base salary (as shown in the "Salary" column of the Summary Compensation Table) and the average amount of bonuses paid (including the value of the portion of bonuses paid in shares of restricted stock) over the preceding 10 years (or shorter period of employment), provided that with respect to Mr. G. Radke, it is the average bonus paid over 10 years out of the preceding 11 years in which bonuses were the greatest, ignoring any years prior to 1991. The full years of credited service for each of the named current officers is as follows: Mr. G. Radke -- 25, Mr. Bleisnick -- 17, Mr. Forsyth -- 15, Mr. Dore -- 2, and Mr. J. Radke -- 2.

STOCK PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Stock Performance Graph and Report of the Human Resources Committee of our Board of Directors shall not be incorporated by reference into any such filings.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                       AMONG PXRE GROUP LTD, S&P 500 AND
                     DOW JONES PROPERTY AND CASUALTY INDEX

                              (PERFORMANCE GRAPH)

              --------------------------------------------------------------------------------
                                      1996      1997      1998      1999      2000      2001
              --------------------------------------------------------------------------------
               PXRE GROUP LTD          100       137       108        59        77        82
               S&P 500                 100       133       171       208       189       166
               Dow Jones P&C           100       141       134       100       162       156

     The total return assumes that dividends were reinvested quarterly and is based on a $100 investment on December 31, 1996. For each subsequent year, our total return and the total return for each index is stated as of December 31 of such year.

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS OF PXRE

     The Human Resources Committee of the Board of Directors has furnished the following report on executive compensation:

     PXRE Group Ltd. (the "Company") has implemented compensation policies, plans and programs which seek to increase the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's executives with those of its shareholders. Emphasis is placed on the achievements of the Company as an integrated unit.

     The Human Resources Committee of the Company has established an executive compensation program to achieve the following goals:

          1. To attract and retain key executives critical to the long-term success of the Company.

          2. To promote the enhancement of shareholder value.

          3. To reward executives for long-term strategic management.

          4. To support a performance-oriented environment resulting in above average total compensation for above average Company results.

COMPENSATION MIX

     The Company's executive compensation program consists of three components (base salary, annual incentives and long-term incentives) designed to promote the above-stated goals.

BASE SALARY

     Base Salary is targeted at the competitive median for competitors in the reinsurance industry. For the purpose of establishing base salary levels, the Company from time to time compares the levels of executive base salary paid by it to those levels paid to executives of other public reinsurance companies in the United States and Bermuda.

     Executive salaries are reviewed by the Committee in the first quarter of each year. The Chief Executive Officer submits an annual salary plan to the Committee and the Committee reviews the plan and determines any appropriate modifications. Any increases in an individual executive's salary from year to year are based on (1) increased contribution to the Company by the individual and (2) increases in median competitive pay levels. Based upon these factors, in 2001 the Committee determined that it was appropriate to increase executive base salaries by an average of 7.62%.

ANNUAL INCENTIVES

     The Restated Employee Annual Incentive Bonus Plan, adopted by the Company in 1992 and amended in 1994, 1997 and 2000, is intended to reflect the Company's belief that management's contribution to shareholder returns comes from maximizing earnings at an appropriate level of risk across the reinsurance cycle. Annual target bonuses are determined for each eligible employee, and following the end of each year the Committee determines to what extent each employee's target bonus for the year has been earned. The full target bonus will be paid to the employee if the Company achieved a 13% after-tax return on equity for the year. The bonus award payable in any year will be adjusted up to 150% or down to 0% of the target bonus based on the actual return on equity achieved by the Company for the year.

     Pursuant to the Annual Bonus Plan, the bonus award for all officers is payable 70% in cash and 30% in restricted Common Shares, at the current market value. The partial payment in restricted Common Shares ties a portion of each executive's annual incentive award to the Company's share price over time. Employees who are not officers of the Company receive the entire bonus award in cash. The Committee may adjust the cash portion of any bonus award (plus or minus 20% for officers, 40% for non-officers) to reflect individual performance. The maximum cash and restricted stock bonus awards that a participant who is a covered employee at the end of the year may receive is $1 million.

     Commencing with awards for 1996, awards to officers who are tax residents of Belgium (or other countries) that tax restricted stock awards in the year received (rather than in the year that the restrictions lapse) are made in cash units credited to an unfunded account. The units vest at the same time that restricted stock awards vest, and are paid to the officer in cash. No earnings or losses (other than fluctuations in the PXRE stock price) are credited to the account.

     In February 2002, the Committee determined no bonus was payable to the Company's executive officers under the Annual Bonus Plan based on the 2001 performance of the Company. Nevertheless, upon the recommendation of management that to attract and retain key performers even in years with poor results it was necessary to pay reasonable bonus amounts to non-executive officers and employees, the Committee determined to grant discretionary bonus amounts aggregating approximately $233,000 outside of the Annual Bonus Plan.

LONG-TERM INCENTIVES

     In March 1992, the Committee made its final awards under the Company's 1988 Stock Option Plan, which was effectively "frozen" by the Board of Directors as of December 31, 1992 so that no further options could thereafter be granted under such Plan. In May 1992, the shareholders of the Company approved the 1992 Senior Executive Incentive Plan, which provided for grants of long-term incentive awards to senior executives of the Company. The Plan was amended in 1994 by vote of the shareholders of the Company to allow the grant of long-term incentive awards to any Officer of the Company, and the name of the Plan was changed to 1992 Officer Incentive Plan to recognize the broader base of participants. The 1992 Officer Incentive Plan provides the Committee with the flexibility to grant long-term incentives in two forms: stock options and restricted stock.

     Each year, the Committee will determine whether it is appropriate to grant stock option and/or restricted stock awards to eligible officers. Grants for each officer are determined based on industry norms, with the Committee having the flexibility to adjust individual awards. Awards are considered in conjunction with the annual salary plan and the overall goals of the Company's executive compensation program. The Committee believes that its past option grants under the 1988 Stock Option Plan have focused, and its option and restricted stock grants under the 1992 Officer Incentive Plan will continue to focus, management's attention on building shareholder value.

     The Committee granted non-qualified options to purchase a total of 443,400 Common Shares at an exercise price of $19.80 per share (market value on grant date) in February of 2001 to the Company's officers pursuant to the 1992 Officer Incentive Plan. Such grants were made pursuant to the Committee's evaluation of each grantee's base salary and position with the Company, the fair market value of the Common Shares at the date of grant and competitive compensation levels within the industry. The Committee granted non-qualified options to purchase a total of 461,000 Common Shares at an exercise price of $15.95 per share (market value on grant date) in December of 2001 to the Company's officers pursuant to the 1992 Officer

Incentive Plan. Such grants were made as part of a retention package approved by the Committee in December in response to significantly increased competition for officers with underwriting and senior management experience caused by the formation of a number of well capitalized Bermuda reinsurance start up companies in the wake of the events of September 11, 2001. Grants with respect to 102,800 shares of restricted stock were made during or with respect to 2001 under the 1992 Officer Incentive Plan.

     The Internal Revenue Code has set limitations on the deductibility of compensation paid to a public company's five most highly paid compensated executive officers. Provided that other compensation objectives are met, it is the Committee's intention that executive compensation be deductible for federal income tax purposes. Accordingly, to comply with regulations regarding the deductibility of executive compensation expense, the Restated Employee Annual Incentive Bonus Plan and the 1992 Officer Incentive Plan were amended in 1997.

     The 1992 Officer Incentive Plan expires in 2002. A new 2002 Officer Incentive Plan, which does not differ materially from the 1992 Officer Incentive Plan, is being submitted to shareholders for their approval at the Company's Annual General Meeting on May 30, 2002.

CHIEF EXECUTIVE COMPENSATION

     The Committee determined the Chief Executive Officer's compensation for 2001 based upon a number of factors and criteria. The Chief Executive Officer's base salary was not increased during 2001, based upon a review of similar companies adjusted for size and capitalization and upon review of the Chief Executive Officer's performance as regards the achievement of long-term strategic goals and the management of the Company.

     In February of 2001, the Chief Executive Officer received options to purchase a total of 50,000 Common Shares at an exercise price of $19.80 per share (market value on grant date) under the 1992 Officer Incentive Plan. He also received a restricted share grant of 9,000 Common Shares under the 1992 Officer Incentive Plan. As discussed above, such grant was determined pursuant to the Committee's evaluation of the Chief Executive Officer's base salary and position with the Company, the fair market value of the Common Stock on the date of grant and competitive CEO compensation levels within the industry.

     In December of 2001, the Committee approved a retention package for certain officers of the Company and its affiliates in response to significantly increased competition for officers with underwriting and senior management experience caused by the formation of a number of well capitalized Bermuda reinsurance start up companies in the wake of the events of September 11, 2001. In connection with this retention package, the Chief Executive Officer received options to purchase a total of 41,000 Common Shares at an exercise price of $15.95 per share (market value on grant date) under the 1992 Officer Incentive Plan. Pursuant to a letter agreement, dated as of December 12, 2001, the Company agreed to pay the Chief Executive Officer a retention bonus of $260,000, which is payable in installments of $130,000 on January 31, 2002 and $130,000

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

on January 31, 2003. The payment of each such portion of the retention bonus is contingent on the Chief Executive Officer continuing to be in the Company's employ on the respective bonus payment dates.

February 11, 2002

     HUMAN RESOURCES COMMITTEE
        Robert W. Fiondella (Chairman)
        Wendy Luscombe
        Philip R. McLoughlin
        David W. Searfoss
        Halbert D. Lindquist

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Of the five members of the Human Resources Committee during 2001, Mr. Fiondella and Mr. Searfoss are executive officers and directors of Phoenix Home Life. As of the Record Date, Phoenix Home Life owned approximately 9.5% of our issued and outstanding Common Shares. During 2001, we and our various subsidiaries were parties to investment advisory agreements with Phoenix Investment Partners, a subsidiary of Phoenix Home Life. Pursuant to these agreements, which are terminable by either party on 60 days' notice, Phoenix Investment Partners provides, or arranges for another party to provide, investment research and advice, implementation of investment transactions, clearing agent and custodian services, monthly reports on portfolio transactions and other related services. The amount of investment advisory fees payable pursuant to such agreements generally is equal to 0.15% of average assets under management plus out-of-pocket expenses. We and our subsidiaries incurred fees of approximately $332,000 to Phoenix Investment Partners for services performed in fiscal year 2001. We believe that the terms of the investment advisory agreements described above are no less favorable to us and our affiliates than terms available for comparable services from unaffiliated persons.

TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     EXECUTIVE SEVERANCE PLAN. In 1989, the Board of Directors approved an Executive Severance Plan for designated officers of PXRE, which has been renewed for an additional five year term to and including August 31, 2004.

     The Executive Severance Plan provides to designated officers certain benefits in the event of termination without cause or constructive discharge within 6 months before a "Change of Control" (as defined in the Executive Severance Plan) or within one year thereafter (two years for Mr. G. Radke). The Executive Severance Plan provides that a "Change of Control" will be deemed to have occurred if (i) any person (as defined in the Executive Severance Plan) other than PXRE or Phoenix Home Life or its affiliates becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of our outstanding securities; (ii) our shareholders approve a merger or consolidation of PXRE with another corporation (other than certain situations where our shareholders before such transaction continue in control after such transaction) or a sale or other disposition of all or substantially all of our assets; (iii) our shareholders approve a plan of liquidation or dissolution of PXRE; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted our Board of Directors and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had previously been so approved, cease to constitute a majority of the Board. The participants in the Executive Severance Plan have agreed that consummation of the Preferred

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

Share Issuance would not give such participants the right to trigger severance entitlements by voluntarily resigning on account of constructive discharge.

     The benefits consist of a lump sum cash payment equal to (i) one year's salary (for Mr. Gerald Radke two years if terminated within 12 months of a change of control), (ii) accrued but unpaid bonuses, (iii) present value of employer contributions to our Pension Plan and the 401(k) Plan (the "Qualified Plans") for one year (two years for Mr. G. Radke if terminated within 12 months of a change of control), and (iv) amounts forfeited under the Qualified Plans on termination of employment, reduced by the present value of payments under any employment agreement, Company policy or statute. In addition, one year's coverage (two years for Mr. G. Radke) is provided to the officer under our medical, life and other welfare benefit plans in which the officer participated. In determining these benefits, the one and two year periods do not extend past age 65.

     We also indemnify the officer for any excess parachute payment excise tax (and the excise and income tax on such indemnity) for which the officer may become responsible, as well as attorney's fees required to enforce such officer's rights under the Plan.

     The Executive Severance Plan has a five year term subject to renewal only if the Board of Directors determines prior to the end of such term (or the end of any subsequent renewal term) that the Plan shall be renewed; the Plan continues in the event of a change of control until all obligations are satisfied.

     Messrs. G. Radke, Dore, Bleisnick, Forsyth and J. Radke participate in the Executive Severance Plan, with 23 others. Were a change of control of PXRE to have occurred on December 31, 2001 and if our employment of the named executive officers had then been terminated as provided in the Executive Severance Plan, it is estimated that the compensation payable to Messrs. G. Radke, Dore, Bleisnick, Forsyth and J. Radke would have been $1,040,000, $360,000, $340,000, $370,000 and $390,000, respectively.

     RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN. Adopted in 1992, the Restated Employee Annual Incentive Bonus Plan, as amended (the "Annual Bonus Plan"), provides for annual employee incentive awards comprised of cash and, in the case of senior and junior executives, restricted Common Shares ("Restricted Shares"). More specifically, the Annual Bonus Plan (i) links the funding of the annual bonus pool for all participating employees to our "return on equity" (defined in the Annual Bonus Plan as our consolidated net income for the fiscal year divided by our average stockholders' equity for such fiscal year); and (ii) provides the Annual Bonus Plan Committee (which administers the Annual Bonus
Plan) with the discretion to adjust the final annual bonus pool amount for allocation to participants by up to plus or minus 25% of such pool. Subject to certain adjustments as provided in the Annual Bonus Plan, a maximum of 350,000 Common Shares has been reserved for awards of Restricted Shares under the Annual Bonus Plan. Authorized and unissued shares may be used for grants of Restricted Shares under the Annual Bonus Plan.

     Restricted Share awards consist of grants of Common Shares, which are generally subject to forfeiture if the recipient's employment with us terminates during the restricted period specified in the award. Subject to the discretion of the Annual Bonus Plan Committee, the period must be at least three years, measured as provided in the Annual Bonus Plan (the "Restricted Period"). The recipient of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the recipient until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the Annual Bonus Plan Committee. The Annual Bonus Plan Committee requires a participant receiving an award of Restricted Shares to enter into a Restricted Share Agreement with us containing the foregoing restrictions and such other terms as the Annual Bonus Plan Committee may deem advisable.

     Upon the earlier of a Change of Control or our shares ceasing to be publicly traded, any remaining Restricted Period applicable to Restricted Shares will immediately lapse. The definition of a "Change of Control" is the same as the definition in the Executive Severance Plan as described above. The participants in the Annual Bonus Plan have agreed that the Preferred Share Issuance, in of itself, will not cause the Restricted Period to lapse.

     Messrs. G. Radke, Dore, Bleisnick, Forsyth and J. Radke are each eligible to participate in the Annual Bonus Plan. No Restricted Share and cash bonus awards under the Annual Bonus Plan were made to Messrs. Gerald Radke, Dore, Bleisnick, Forsyth and J. Radke in respect of fiscal year 2001. Restricted Share and cash bonus awards under the Annual Bonus Plan, and discretionary cash bonuses outside of the Restricted Bonus Plan, were made in prior years to certain of those individuals, as noted in the Summary Compensation Table above.

     1992 OFFICER INCENTIVE PLAN. Adopted in 1992, the 1992 Officer Incentive Plan, as amended (the "1992 Officer Incentive Plan") provides for both grants of options and awards of Restricted Shares to officers of PXRE or our affiliates. More specifically, the 1992 Officer Incentive Plan provides for the grant of incentive stock options (the "Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Code, non-qualified stock options which are not intended to qualify as incentive stock options under the Code ("Non-Qualified Options"), and awards of Restricted Shares, as determined by the Incentive Plan Committee, which administers the 1992 Officer Incentive Plan. Subject to certain adjustments as provided in the 1992 Officer Incentive Plan, a maximum of 2,750,000 PXRE Common Shares has been reserved for issuance upon the exercise of options and grants of Restricted Shares under the 1992 Officer Incentive Plan.

     The 1992 Officer Incentive Plan terminates on May 21, 2002. The Board has adopted, subject to shareholder approval at the May 30, 2002 Annual Meeting of the Shareholders, the 2002 Officer Incentive Plan to replace the 1992 Officer Incentive Plan. The terms and provisions of the 2002 Officer Incentive Plan are substantially similar to those in the 1992 Officer Incentive Plan.

     All options and Restricted Share awards are evidenced by agreements (the "Stock Option Agreements" and the "Restricted Share Agreements", respectively) with the terms and conditions set forth in the 1992 Officer Incentive Plan and such other terms and conditions as the 1992 Incentive Plan Committee determines.

     Options must be granted within ten years of the adoption of the 1992 Officer Incentive Plan. Options have a term not to exceed ten years. The exercise price for Incentive Stock Options and Non-Qualified Options must be equal to or exceed the fair market value of the Common Shares on the date the option is granted. Option granted under the 1992 Officer Incentive Plan cannot be repriced (other than in connection with an adjustment of our Common Shares).

     Subject to the 1992 Incentive Plan Committee's discretion, no part of any option may be exercised unless the optionee remains in the continuous employ of us or our affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death, permanent disability or retirement with our consent.

     No options are transferable by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee an option is exercisable only by the optionee or, if the optionee is legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     The 1992 Officer Incentive Plan provides that the restricted period for all Restricted Shares is subject to the 1992 Incentive Plan Committee's discretion, but in no event will be less than three years (the "Restricted Period"). The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the 1992 Incentive Plan Committee. Restricted Shares are generally subject to forfeiture if the recipient's employment with us terminates during the Restricted Period. The recipient of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the recipient until the applicable Restricted Period has lapsed.

     The 1992 Officer Incentive Plan provides that upon the earlier of (i) a Change of Control of PXRE or (ii) our Common Shares ceasing to be publicly traded, any unexercised portion of an option shall become exercisable and any Restricted Period applicable to Restricted Shares shall immediately lapse. The 1992 Officer Incentive Plan incorporates the same definition of "Change of Control" as that contained in the Executive Severance Plan, as described above. The participants in the 1992 Officer Incentive Plan have agreed that the Preferred Share Issuance, in of itself, will not cause options to become exercisable or cause the Restricted Period as to Restricted Shares to lapse.

     The 1992 Incentive Plan Committee may grant certain optionees for up to 60 days following a Change of Control or up to 60 days following the cessation of the right to elect to surrender all or part of his or her option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the 1992 Officer Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     The 1992 Officer Incentive Plan also provides that if an optionee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, the sale of all or substantially all of our assets, our liquidation or dissolution, or such cessation of public trading, the optionee will be deemed to have made such election as of such 60th day and the optionee will receive the cash payment that would be due upon such an election and the optionee's option and surrender rights will be deemed to have been canceled.

     Messrs. G. Radke, Dore, Bleisnick, Forsyth and J. Radke are each eligible to participate in the 1992 Officer Incentive Plan. In February 2001, Restricted Share awards were granted under the Plan to Messrs. G. Radke, Dore, Bleisnick, Forsyth and J. Radke in respect of fiscal year 2001, as noted in the Summary Compensation Table above. Non-qualified options were also granted in prior years under the Plan to Messrs. G. Radke, Dore, Bleisnick, Forsyth and J. Radke.

                            APPROVAL OF ADOPTION OF
                        THE 2002 OFFICER INCENTIVE PLAN

     On February 11, 2002, subject to shareholder approval, the Board adopted the PXRE Group Ltd. 2002 Officer Incentive Plan (the "2002 Officer Incentive Plan"), under which 1,000,000 Common Shares would be reserved for issuance pursuant to grants of restricted stock or upon exercise of options granted under the 2002 Officer Incentive Plan.

     The Board believes that the equity-based incentive awards that would be available under the 2002 Officer Incentive Plan links the interests of eligible employees more closely with the interests of our shareholders. The Board further believes that these awards are key aspects of our compensation programs which are designed to attract, retain and motivate the best possible employees to accomplish our business objectives.

     We are seeking shareholder approval of the 2002 Officer Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code and the requirements of the New York Stock Exchange.

     The following is a description of the principal features of the 2002 Officer Incentive Plan for which shareholder approval is being sought hereby. Such description is qualified in its entirety by reference to the terms of the 2002 Officer Incentive Plan, a complete copy of which is attached as Appendix A.

     2002 OFFICER INCENTIVE PLAN. The 2002 Officer Incentive Plan provides for the grant of incentive stock options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Code, non qualified stock options which are not intended to qualify as incentive stock options under the Code ("Non-Qualified Options"), and awards of Common Shares subject to certain restrictions ("Restricted Shares"), as determined by the administering committee. Subject to certain adjustments as provided in the 2002 Officer Incentive Plan and described below, a maximum of 1,000,000 Common Shares is reserved for issuance upon the exercise of options and grants of Restricted Shares under the 2002 Officer Incentive Plan, plus any option terminating or expiring for any reason prior to its exercise in full, or any Restricted Shares which are forfeited under the 1992 Officer Incentive Plan, up to a maximum of 1,555,691. Authorized but unissued shares may be used for grants of options or Restricted Shares under the 2002 Officer Incentive Plan.

     ADMINISTRATION OF THE 2002 OFFICER INCENTIVE PLAN. The 2002 Officer Incentive Plan is administered by a committee (the "Incentive Plan Committee") whose members are appointed by the Board of Directors and are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and are "outside directors" within the meaning of Section 162(m) of the Exchange Act. Subject to the provisions of the 2002 Officer Incentive Plan, the Incentive Plan Committee has sole and complete authority (a) to determine, in its discretion, the individuals to whom, and the times at which, options or Restricted Shares will be granted (such individuals being referred to collectively herein as "Grantees"), the number of shares in each Restricted Share award or subject to each option and the provisions of the option agreements and restricted share agreements evidencing such options or relating to such Restricted Shares, (b) to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the 2002 Officer Incentive Plan as the Incentive Plan Committee shall, from time to time, deem advisable, (c) to interpret the terms and provisions of the 2002 Officer Incentive Plan, and (d) to correct any defect, supply any omission or reconcile any inconsistency in the 2002 Officer Incentive Plan. The Board of Directors may fill any Incentive Plan Committee vacancy and remove any member at any time with or without cause, provided, however, that each such replacement must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code, and that the Incentive Plan Committee must at all times consist of at least two members.

     All options and Restricted Share awards will be evidenced by agreements ("Stock Option Agreements" and "Restricted Share Agreements," respectively) with the terms and conditions set forth in the 2002 Officer Incentive Plan and such other terms and conditions as the Incentive Plan Committee shall determine.

     ELIGIBILITY. All officers of PXRE or any affiliate, as selected by the Incentive Plan Committee, are eligible to be Grantees under the 2002 Officer Incentive Plan. The 2002 Officer Incentive Plan contemplates
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

that options and/or Restricted Shares will be granted no more frequently than annually to eligible individuals, in the sole discretion of the Committee.

     As of the Record Date, of our approximately 59 salaried non-temporary employees, 28 were eligible to be Grantees under the 2002 Officer Incentive Plan.

     TERMS OF OPTIONS. Options will have a term not to exceed ten years. The exercise price for both Incentive Stock Options and Non-Qualified Options must be equal to or exceed the fair market value of the Common Shares on the date the option is granted. Subject to the Incentive Plan Committee's discretion, no part of any option may be exercised unless the Grantee remains in the continuous employ of PXRE or our affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death, permanent disability or retirement with our consent. No options will be transferable by a Grantee other than by will or the laws of descent and distribution, and during the lifetime of a Grantee an option will be exercisable only by the Grantee or, if the Grantee is legally incapacitated, by the Grantee's duly appointed guardian or legal representative. No repricing of outstanding options shall be permissible (other than in connection with an adjustment in the Common Shares, as provided in the 2002 Officer Incentive
Plan).

     TERMS OF RESTRICTED SHARES. The Incentive Plan Committee may make awards of Restricted Shares as it may determine, subject to the 2002 Officer Incentive Plan. Restricted Shares are generally subject to forfeiture if the recipient's employment with us terminates during the restricted period determined by the Incentive Plan Committee to be applicable to the award (the "Restricted Period"). The term of the Restricted Period is subject to the discretion of the Incentive Plan Committee, but in no event will be less than three (3) years, with ratable vesting during the Restricted Period (other than in the case of a Change in Control, our Common Shares ceasing to be publicly traded, or the death, disability or retirement of a participant). The grantee of a Restricted Share award is entitled to all the rights of a shareholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on and to vote the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the Grantee until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, disability or retirement, in the discretion of the Incentive Plan Committee. The Incentive Plan Committee will require a Grantee receiving an award of Restricted Shares to enter into a Restricted Share Agreement with us containing the foregoing restrictions and such other terms as the Incentive Plan Committee may deem advisable.

     MAXIMUM AWARD. Under the 2002 Officer Incentive Plan, the maximum number of shares that may be awarded as options to any participant in any fiscal year is 100,000.

     ACCELERATION OF OPTION EXERCISABILITY AND LAPSE OF RESTRICTED PERIOD. The 2002 Officer Incentive Plan provides that upon the earlier of (i) a Change of Control or (ii) our Common Shares ceasing to be publicly traded, any unexercised portion of an option shall become exercisable and any Restricted Period applicable to Restricted Shares shall immediately lapse.

     Under the 2002 Officer Incentive Plan, a "Change of Control" is deemed to have occurred if (i) any "person" (as defined in the 2002 Officer Incentive
Plan) other than PXRE and other than Phoenix Home Life or an affiliate thereof becomes the "beneficial owner" (as defined in the 2002 Officer Incentive Plan) other than, with respect to any holder of Series A, Series B or Series C Convertible Voting Preferred Shares, by reason of the receipt of share dividends, directly or indirectly, of securities representing 30% or more of the combined voting power of our then outstanding securities with respect to matters presented at our general meetings, other than the election of directors ("Voting Power"); provided, however, that the disposition by an original holder of either Series A, Series B or Series C Convertible Voting Preferred Shares (a "Preferred Shareholder") of such preferred shares (or any securities into which such shares have ultimately been converted) to a person will not constitute a Change of Control under this clause (i) unless (x) such person, immediately following such acquisition from such Preferred Shareholder, holds securities representing at least 50% Voting Power, or (y) such person has acquired securities from more than one Preferred Shareholder in the same or related transactions, and immediately following the last of such transactions, holds securities representing at least 30% Voting Power; provided further, however, if, by reason of the preceding proviso, the acquisition by a person of at least 30% but less than 50% Voting Power does not constitute a Change of Control under this clause (i), a Change of Control will be deemed to occur if such person thereafter becomes the holder of at least 50% Voting Power, whether or not pursuant to a related transaction; or (ii) our stockholders approve a merger or consolidation of PXRE with any other corporation (other than certain situations where our shareholders before such transaction continue in control after such transaction) or a sale or other disposition of all, or substantially all, of our assets; or (iii) our stockholders approve a plan of liquidation or dissolution of PXRE; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted our Board of Directors and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had previously been so approved, cease to constitute a majority of the Board of Directors.

     OPTIONAL SURRENDER RIGHTS. The Incentive Plan Committee may grant to a Grantee for up to 60 days following a Change of Control the right to elect to surrender all or part of his option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the 2002 Officer Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the 2002 Officer Incentive Plan provides that "fair market value" for Non-Qualified Options is the higher of (a) the highest trading price of our Common Shares (as determined under the Incentive Plan) during the 90-day period ending on the date of such election, or (b) if the change in control occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per Common Share shown on Schedule 13D or any amendment thereto filed by any person holding 30% more of such shares, or (c) if the Change of Control occurs as the result of shareholder approval of a merger, or consolidation (as described in the 2002 Officer Incentive Plan) or any sale or other disposition of all or substantially all of our assets, the highest price per share paid pursuant to such transaction. With respect to Incentive Stock Options, "fair market value" means fair market value as determined under the 2002 Officer Incentive Plan.

     In addition, under the 2002 Officer Incentive Plan the Grantee may elect up to 60 days following the cessation of the public trading of our Common Shares (other than where due to the fraud or other misconduct of the management) to surrender all or part of his or her option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price or (b) except for Incentive Stock Options, the amount determined under the per share net worth valuation method described above. For this purpose, "fair market value" means the highest public trading value (as determined under the 2002 Officer Incentive Plan) during the 90-day period ending on the date of such cessation of public trading, except that for Incentive Stock Options it means "fair market value" as determined under the 2002 Officer Incentive Plan.

     The 2002 Officer Incentive Plan also provides that if a Grantee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, the sale of all or substantially all of our assets, our liquidation or dissolution, or such cessation of public trading, the Grantee will be deemed to have made such election as of such 60th day, the Grantee will receive the cash payment that would be due upon such an election and the Grantee's option and surrender rights will be deemed to have been canceled.

     ADJUSTMENTS IN OUTSTANDING OPTIONS AND RESTRICTED SHARES. In the event our outstanding Common Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of PXRE by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of shares or other corporate change, the Incentive Plan Committee may make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities authorized for issuance under the 2002 Officer Incentive Plan and in the number of shares and the exercise price under options granted prior to such changes.

     NEW PLAN BENEFITS. Because awards under the 2002 Officer Incentive Plan are discretionary, future awards under the plan are not determinable. No awards have been granted under the 2002 Officer Incentive Plan as of the date of this Proxy Statement.

     U.S. FEDERAL INCOME CONSEQUENCES; OPTIONS. Options under the 2002 Officer Incentive Plan may, for federal income tax purposes, be treated as Non-Qualified Options or as Incentive Stock Options. The grant of a Non-Qualified Option is not a taxable event to the Grantee. The difference between the option price and the fair market value of the stock on the date of exercise of a Non-Qualified Option is taxable as ordinary income to the Grantee at the time of exercise. Such amount is subject to withholding of federal income tax. Gain or loss on the subsequent sale of stock acquired upon exercise of a Non-Qualified Option will be eligible for capital gain or loss treatment (long-term or short-term, as the case may be). For this purpose, such stock has a basis equal to the option price plus the amount included in income by the Grantee. In general, any U.S. corporation in the PXRE U.S. tax group employing the relevant Grantee will be entitled to an income tax deduction in the same amount and at the same date as the U.S. Grantee recognizes ordinary income.

     An Incentive Stock Option results in no taxable income to the Grantee at the time it is granted. Upon the exercise of an Incentive Stock Option, no U.S. corporation in the PXRE U.S. tax group will be entitled to any deduction and no ordinary income will be recognized by the U.S. Grantee. If the stock acquired by the Grantee upon exercise of an Incentive Stock Option while an employee, or within three months of termination of employment (one year in the case of permanent disability), is held for a period of more than (a) two years from the date of the grant of the option and (b) one year after the date of acquisition of the stock, any gain on the subsequent sale of the stock will be taxed to the optionee as a capital gain.

     If stock acquired upon exercise of any Incentive Stock Option is disposed of before the expiration of either the two year or one-year periods referred to above, the lesser of (a) any excess of the fair market value of the stock at the time the option is exercised over the option price or (b) if applicable, any excess of the amount realized upon a taxable sale of stock over the option price, will be treated as ordinary income to the grantee at the time of such disposition and will be allowed as a deduction to any U.S. corporation in the PXRE U.S. tax group employing the relevant U.S. Grantee. Any excess of the amount realized upon sale over the fair market value of the stock at the time the option is exercised will be treated as capital gain, and will not be allowed as a deduction to the applicable corporation. In the event that a Grantee pays all or part of the exercise price by surrendering previously acquired shares of stock, the foregoing tax consequences may be modified.

     If provided by the Incentive Plan Committee in the Stock Option Agreement, a U.S. Grantee may satisfy any withholding tax requirements by electing to have the relevant corporation in the PXRE U.S. tax group withhold from the shares to be received by such Grantee upon the exercise of options sufficient whole shares having a value not in excess of the Grantee's withholding tax in respect thereof, with any remaining amount needed to cover the amount of such withholding tax to be paid by the Grantee in cash. Any shares withheld in payment of taxes will not be available for use in subsequent grants of options or Restricted Share awards.

     U.S. FEDERAL INCOME TAX CONSEQUENCES; RESTRICTED SHARES. The grant of Restricted Shares will not result in income to the U.S. Grantee or any deduction for any member of the PXRE U.S. tax group for federal income tax purposes, since the Restricted Shares are subject to restrictions constituting a "substantial risk of forfeiture" as defined in the Code. Unless a U.S. Grantee of a Restricted Share award elects to be taxed at the date of grant, such U.S. Grantee will generally realize taxable compensation income when the Restricted Period applicable to the award lapses. The amount of such income will be the fair market value of the Restricted Shares on the date of such lapse of the Restricted Period. Dividends paid on the Restricted Shares during the restricted Period will also be taxable compensation income to the U.S. Grantee when received by the U.S. Grantee. In general, any corporation in the PXRE U.S. tax group employing the relevant U.S. Grantee will be entitled to a tax deduction to the extent, and at the time, that the U.S. Grantee realizes compensation income. Income tax withholding will be required at the same time the Restricted Period lapses.

     Upon the lapse of the Restricted Period for any Restricted Shares, the corporation in the PXRE U.S. tax group employing the relevant U.S. Grantee will withhold from the number of Restricted Shares to be received by a U.S. Grantee sufficient whole Shares with a value not in excess of the amount of the U.S. Grantee's withholding tax in respect thereof and will withhold any remaining amount needed to cover the amount of such withholding tax from other compensation payable to the U.S. Grantee. Any shares withheld in payment of taxes will not be available for use in subsequent grants of options or Restricted Share awards.

     AMENDMENT OF THE 2002 OFFICER INCENTIVE PLAN. Our Board of Directors or the Incentive Plan Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the 2002 Officer Incentive Plan; provided, however, shareholder approval will be required for any amendment to the 2002 Officer Incentive Plan which (i) materially increases the benefits accruing to participants under the 2002 Officer Incentive Plan, (ii) increases the number of securities which may be issued under the 2002 Officer Incentive Plan or (iii) materially modifies the requirements for participants in the 2002 Officer Incentive Plan.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE 2002 OFFICER INCENTIVE PLAN.

           APPROVAL OF AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan (the "Employee Plan") provides employees of PXRE and our participating subsidiaries with an opportunity to own an interest in PXRE by purchasing Common Shares at a discount through payroll deductions.

     On February 12, 2002, our Board of Directors approved an amendment to the Employee Stock Purchase Plan (the "Employee Plan"), subject to the approval of our shareholders, to increase the number of Common Shares authorized to be issued upon the exercise of options granted under the Employee Plan from 185,000 shares to 285,000 shares (the "Amendment"). The purpose of the Amendment is to increase the number of shares available under the Plan so as to assure that we can continue to be able to provide incentives to attract and retain talented employees.

     The following is a brief description of the principal features of the Employee Plan and the Amendment for which shareholder approval is being sought. Such description is qualified in its entirety by reference to the terms of the Employee Plan, as amended, a complete copy of which is attached hereto as Appendix B.

     PURPOSE OF EMPLOYEE PLAN. The purpose of the Employee Plan is (i) to encourage the ownership of our Common Shares by, and foster increased incentive in, our full-time employees, (ii) to promote our continued success and further the interests of our shareholders and (iii) to enable us to attract and retain valued employees. The Employee Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

     TERMS OF EMPLOYEE PLAN. Adopted in 1987, the Employee Plan provides for the grant to participating employees of PXRE and our participating subsidiaries of stock options which are intended to qualify as qualified stock options under
Section 423 of the Code. Such options enable participating employees to purchase at a specified discount, through a payroll deduction mechanism, our Common Shares. Subject to certain adjustments for recapitalization events as provided in the Employee Plan, the maximum number of Common Shares reserved for issuance upon the exercise of options granted under the Employee Plan was, until the adoption of the Amendment, 185,000. Pursuant to the Amendment, however, such maximum number of shares was increased from 185,000 (of which 15,282 remained available for issuance), to 285,000.

     All employees of PXRE and our participating subsidiaries whose customary employment is more than 20 hours per week for more than five months per calendar year are eligible to participate in the Employee Plan, except for any employee owning our stock representing 5% or more of the total combined voting power or value of all classes of our stock. As of the Record Date, we had approximately 59 full-time employees, of whom 25 were participants in the Employee Plan. Of such 25 participants, 3 are executive officers, 9 are other officers and 13 are non-officer employees.

     An eligible employee may participate in the Employee Plan by completing and filing with the appropriate payroll officer a payroll authorization form, which will authorize payroll deductions from the employee's basic compensation (as defined in the Employee Plan) for deposit into a payroll deduction account established for such employee. A participating employee may authorize the deduction of any amount, provided that such amount is not less than $5.00 per week or more than the larger of $5.00 per week or 20% of such employee's basic compensation for the payroll period. An employee may change the amount of his or her payroll deduction by filing a new payroll authorization form. The change will become effective with the first payroll period after the change in January, April, July or October, whichever occurs first.

     Each employee participating in the Employee Plan is granted options thereunder at the beginning of each calendar quarter. On each grant date (as determined under the Employee Plan), a participating employee is granted an option to purchase Common Shares on the next quarterly grant date (the "exercise date") at the applicable per share option price (determined as set forth below). Options granted under the Employee Plan are not cumulative and expire once the next quarterly option grant is made.

     The option price per share under the Employee Plan is the lesser of (i) 85% of the fair market value of a Common Share on the date that an option is granted or (ii) 85% of the fair market value of a Common Share on the exercise date, but in no event less than par value ($1.00). For purposes of the Employee Plan, the fair market value of a Common Share on any such date is equal to the average of the high and low prices quoted for the Common Shares on such date on the New York Stock Exchange.

     On each exercise date, a participating employee's payroll deduction account is automatically charged for an amount sufficient to purchase the maximum number of whole Common Shares purchasable at the option price with the balance in the account of such date. The minimum purchase under the Employee Plan is one share.

     Options granted to a participating employee under the Employee Plan are not transferable other than by will or the laws of descent and distribution and, during the lifetime of a participating employee, such options are exercisable only by such employee. In addition, unless a participating employee's participation in the Employee Plan terminates, such employee may not withdraw any portion of the credit balance in his or her payroll deduction account. Participation by an employee in the Employee Plan will terminate if (i) the employee files a written notification of withdrawal, (ii) the employee is no longer employed by us or one of our subsidiaries (including cessation of employment by reason of retirement or death), (iii) the employee ceases to be eligible for participation in the Employee Plan or (iv) the Employee Plan is terminated.

     Our Board of Directors may at any time amend, suspend or terminate the Employee Plan without the approval of our shareholders, provided, however, except for any amendment the purpose of which is to conform the Employee Plan to the requirements of the Code, no amendment may be effected that would (i) increase or decrease the number of shares authorized for issuance under the Employee Plan (other than as provided in the following paragraph), (ii) change the formula for determining the option price per share under the Employee Plan or (iii) limit (except by termination of the Employee Plan) the employees of PXRE or our subsidiaries who may participate in the Employee Plan, in each case unless such amendment is approved by our shareholders. The Employee Plan will terminate upon its termination by the Board of Directors or when no more Common Shares remain to be purchased under the Employee Plan, whichever occurs first.

     The Employee Plan provides for appropriate adjustment to be made in the Employee Plan and in any options granted thereunder to reflect any changes in our Common Shares by reason of a stock dividend, stock split or otherwise.

     The Employee Plan is administered by our Board of Directors or any committee appointed by the Board of Directors whose members are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

     NEW PLAN BENEFITS. Because employees have the discretion to elect their level of participation in the Employee Plan, future awards under the plan are not determinable.

     During the calendar year ended December 31, 2001, a total of 19,745 Common Shares were issued pursuant to the Employee Plan. Of such total, Messrs. G. Radke, Bleisnick, Forsyth, Dore and J. Radke, respectively, purchased 0, 0, 1,576, 426 and 2,036 Common Shares, the current executive officers of the corporations participating in the Employee Plan as a group (6 persons) purchased 4,038 Common Shares, and all other current employees (including all current non-executive officers) of the corporations participating in the Employee Plan as a group (27 persons) purchased 15,707 Common Shares, pursuant to the Employee Plan.

     FEDERAL INCOME TAX CONSEQUENCES. Employees participating in the Employee Plan will not report as income, for U.S. federal income tax purposes, the benefit received upon the grant of options under the Employee Plan, nor will they be taxed at the time the options are exercised and the shares are purchased under the Employee Plan. Similarly, no corporation in the PXRE U.S. tax group participating in the Employee Plan is allowed a deduction upon the grant or exercise of options. Thereafter, tax consequences depend upon the timing of the disposition of shares. (With certain limited exceptions, the term "disposition" means a sale, exchange, gift or transfer of legal title. Consequently, even a gift to a member of an employee's family is treated as a disposition of the shares). At the time of any disposition, the employee making such disposition will generally have to report a combination of ordinary (compensation) income and capital gain or loss.

     If Employee Plan shares are disposed of by a participating employee before the holding periods incorporated by Section 423 of the Code are satisfied (that is, within two years after the option is granted or within one year after the stock is acquired), then the employee will be deemed to have made a "disqualifying disposition" and will realize ordinary (compensation) income in the year of disposition in the amount of the difference between what he or she paid for shares and the fair market value of the shares on the date of purchase. If the disqualifying disposition is effected by means of a sale, then the employee may also realize a capital gain or loss. The difference between the fair market value of the shares on the date of purchase and the sale price will be treated as capital gain or loss.

     If Employee Plan shares are disposed of after the Section 423 holding periods are satisfied, or upon a participating employee's death at any time, then the employee (or his or her estate) will realize ordinary (compensation) income equal to the lesser of (i) the difference between the fair market value of the shares and the option price on the date the option was granted or (ii) the actual gain on the disposition. If the disposition is effected by means of a sale, then the remaining portion of the gain, if any, will be treated as capital gain. If the sale price for the shares is less than the option price, then there will be no ordinary income and the employee will have a capital loss in the amount of the difference.

     In general, except in respect of the ordinary income realized by a participating employee in the event of a disposition of shares in a disqualifying disposition, any corporation in the PXRE U.S. tax group employing the employee will have no tax consequences in connection with the grant or exercise of stock options pursuant to the Employee Plan. However, when an employee realizes ordinary (compensation) income upon a disqualifying disposition of Employee Plan shares, such corporation will be entitled to a federal income tax deduction in an amount equal to the ordinary (compensation) income so realized by such employee.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

                         CERTAIN BUSINESS RELATIONSHIPS

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     Reference is made to the discussion under "EXECUTIVE
COMPENSATION -- Compensation Committee Interlocks and Insider Participation" regarding the investment advisory relationship between PXRE and its subsidiaries and Phoenix Investment Partners, a subsidiary of Phoenix Home Life.

SELECT REINSURANCE LTD.

     PXRE Reinsurance Company is a party to a retrocessional agreement (as amended from time to time, the "Select Re Quota Share Agreement") with Select Reinsurance Ltd. ("Select Re"), pursuant to which we offer to cede a proportional share of our non-casualty reinsurance business. In 2001, the proportional share of our non-casualty business ceded to Select Re under that agreement was 16.5%. This proportional share has been reduced to 8.0% for 2002. As a complement to the Select Re Quota Share Agreement, we cede an additional proportional share to Select Re on certain agreed risks under a variable quota share agreement. In connection with the Select Re Quota Share Agreement, we have entered into an undertaking to present Select Re with aggregate annual premiums equal to a minimum of 20% of Select Re's shareholders' equity. In return,

Select Re is obligated to pay us a management fee based on the gross premiums ceded to them under these quota share agreements.

     In addition to the Select Re Quota Share Agreement, we entered into several other reinsurance transactions with Select Re during 2001 whereby: (i) Select Re provided retrocessional support on several finite and other lines reinsurance transactions underwritten by PXRE; (ii) Select Re provided us with aggregate excess of loss retrocessional coverage that protects us against large losses arising from a single catastrophe event and against the accumulation of aggregate losses arising from a number of events; and (iii) we provided Select Re with catastrophe excess of loss retrocessional coverage that protects them in the event they incur significant losses arising from a single catastrophe event. In 2001, we ceded reinsurance premiums of $58 million to Select Re and earned management fees and ceding commissions of $16.6 million.

     As of December 31, 2001, net assets of $102 million were due in the aggregate from Select Re, $82.1 million of which are secured by way of a reinsurance trust, or funds withheld by us. In addition to the collateralization requirements, we have various additional protections to ensure Select Re's performance of its obligations to us. In this regard, pursuant to the Select Re Quota Share Agreement, among other rights, we have the right to designate one member of Select Re's board of directors and we have the right to limit the amount of non-PXRE reinsurance business assumed by Select Re.

     Select Re is a Class 3 Bermuda reinsurance company that was formed in 1997. As of December 31, 2001, it had shareholders' equity of approximately $169 million and is privately owned by approximately 120 shareholders. In accordance with our contractual rights under the Select Re Quota Share Agreement, we had designated Gerald L. Radke, our Chairman, President and Chief Executive Officer, to serve on Select Re's board of directors. In addition, Jeffrey L. Radke, one of our Executive Vice Presidents, also sits on Select Re's board. Prior to joining us in 1999, Jeffrey Radke had served as the President of Select Re and had been appointed to Select Re's board while he served in that capacity. Mr. Gerald Radke resigned from Select Re's board in March 2002 and Mr. Jeffrey Radke is now acting as our designee on their board of directors. Neither individual received any remuneration for serving on Select Re's board.

     As of December 31, 2001, Select Re held 1,112,200 of the Company's Common Shares, but subsequently liquidated its position in the open market during February 2002. Gerald Radke, Jeffrey Radke and Halbert Lindquist, one of our directors, each individually holds Select Re shares, but each such person holds less than 1% of Select Re's outstanding shares. Mr. William Michaelcheck is the Chairman of the Board of Select Re and also one of its founding shareholders. Mr. Michaelcheck is also the President and sole shareholder of Mariner Investment Group, Inc. ("Mariner"). Mariner acts as the investment manager for our hedge fund portfolio. In 2001 and 2000, we incurred investment management fees of $0.8 million and $0.9 million, respectively to Mariner.

     The Company's Board of Directors reviews the various transactions with Select Re at each of its meetings. In addition, the Board has required that the Company cannot enter into any transaction with Select Re without the prior approval of the Company's Chief Financial Officer.

BERMUDA HOUSING

     During 1999, we entered into a lease for a home in Bermuda for a term of 2 years that allows us to provide housing for various employees when traveling to Bermuda, including our Chairman, President and Chief Executive Officer at an annual rental of approximately $90,000, and a lease for an apartment in Bermuda for a term of 2 years that allows us to provide housing for various employees when traveling to Bermuda, including our Chief Financial Officer, at an annual rent of approximately $72,000 in the first year and $84,000 in the second year. These leases were each renewed during 2001 for additional 2-year terms, at annual rents of $90,000 and $96,000 respectively. These leases relieve us from providing such persons with a housing allowance.

     During 2000, we entered into an arrangement in which Jeffrey Radke leased and we provided a mortgage for a home in Bermuda for a term of up to 20 years (the "PXRE Mortgage"). This arrangement fixed the housing allowance expense borne by us for the period of the PXRE Mortgage. The PXRE Mortgage, in the amount of $500,000, was provided to a charitable trust to purchase the house and we received a second mortgage (the first mortgage is in the amount of $1,000,000). The PXRE Mortgage earns interest at a rate dependent on the sale price of the home at the conclusion of the PXRE Mortgage. The interest rate is set at LIBOR.

MORGAN, LEWIS & BOCKIUS LLP

     During 2001, PXRE retained, and during 2002, we intend to retain, Morgan, Lewis & Bockius LLP to provide legal services. Mr. Browne, a director of PXRE, is senior counsel to Morgan, Lewis & Bockius LLP.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission and the New York Stock Exchange reports of ownership and changes in ownership of our registered equity securities. Executive officers, directors and greater-than-10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such reports, and any amendments thereto, furnished to us and written representations that no Form 5 reports were required, we believe that, during the fiscal year ended December 31, 2001 all Section 16(a) filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with.

                             SHAREHOLDER PROPOSALS

     If a shareholder desires to present a proposal for inclusion in next year's Proxy Statement, such shareholder must submit such proposal in writing to us for receipt not later than December 31, 2002. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our year 2003 proxy materials. Shareholders who wish to submit a proposal for consideration at our year 2003 Annual General Meeting of shareholders, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal no later than 45 days prior to the day and month of the notice of meeting pertaining to the 2002 Annual General Meeting of Shareholders during the year 2003 and otherwise comply with the notice provisions of our Bye-Laws. If a shareholder fails to provide such 45 day notice, the respective proposal need not be addressed in the proxy materials and the proxies may exercise their discretionary voting authority when the proposal is raised at the Annual General Meeting. In either case, proposals should be delivered to PXRE Group Ltd., Suite 231, 12 Church Street, Hamilton HM 11, Bermuda, Attention: Secretary.

                                    GENERAL

     Our Annual Report to Shareholders, which contains financial statements for the year ended December 31, 2001, as well as other information concerning our operations, is being sent to you with this Proxy Statement.

     We file with the Securities and Exchange Commission an Annual Report on Form 10-K. A copy of the report for fiscal year 2001 will be furnished without charge to any shareholder sending a written request therefor to: Secretary, PXRE Group Ltd., Suite 231, 12 Church Street, Hamilton HM 11, Bermuda, or can also be accessed through our web site at: www.pxregroup.com. At the date of this Proxy Statement, management has no knowledge of any matters other than those set forth in this Proxy Statement or referred to in the accompanying Notice of Annual General Meeting, which will be presented at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting it is intended that Proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such Proxies.

                                          PXRE GROUP LTD.

Hamilton, Bermuda
April 19, 2002

                                                                      APPENDIX A

                                PXRE GROUP LTD.

                          2002 OFFICER INCENTIVE PLAN

SECTION 1.  GENERAL PROVISIONS

     1.1 NAME AND GENERAL PURPOSE. The name of this plan is the PXRE Group Ltd. 2002 Officer Incentive Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable PXRE Group Ltd. (the "Company") and its affiliates to retain and attract officers who contribute to the success of the Company by their ability, ingenuity and industry, and to enable such officers to participate in the growth of the Company by giving them a proprietary interest in the Company.

     1.2 DEFINITIONS.

     (a) "AFFILIATE" means any corporation or other entity as to which the Company possesses a direct or indirect ownership interest and has power to exercise control, including a Subsidiary.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CHANGE OF CONTROL" has the meaning provided in Section 4.2(c) of the Plan.

     (d) "CODE" means the Internal Revenue Code of 1986, as amended.

     (e) "COMPANY" means PXRE Group Ltd. (or any successor corporation).

     (f) "COMMITTEE" means the Committee referred to in Section 1.3 of the Plan. The functions of the Committee specified in the Plan may also be exercised by the Board (without regard to whether directors are "non-employee directors" within the meaning of Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Notwithstanding the foregoing, with respect to a Participant who is likely to be a "covered employee" at the end of the fiscal year in which an Option is exercised for purposes of Section 162(m) of the Code, the functions of the Committee specified in the Plan that must be exercised by "outsider directors" under Section 162(m) shall be exercised only by a committee appointed by the Board that consists of two or more "outside directors" (as defined in the interpretative regulations).

     (g) "FAIR MARKET VALUE" as of any day means the average of the high and low prices per share quoted for Shares on the New York Stock Exchange on such date. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in a manner consistent with the requirements of Section 422(b)(4) of the Code.

     (h) "OPTION" means any option to purchase Shares under Section 2 of the Plan.

     (i) "PARTICIPANT" means any officer of the Company or of an Affiliate who is selected by the Committee to participate in the Plan.

     (j) "PERMANENT DISABILITY" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     (k) "PLAN" means the PXRE Group Ltd. 2002 Officer Incentive Plan.

     (l) "RESTRICTED PERIOD" has the meaning provided in Section 3.2(a) of the Plan.

     (m) "RESTRICTED SHARE" has the meaning provided in Section 3 of the Plan.

     (n) "RETIREMENT" means separation from the Company or an Affiliate with the consent of the Company or Affiliate.

     (o) "SHARES" mean the common shares, par value $1.00 per share, of the Company.

     (p) "SUBSIDIARY" means any corporation as to which the Company owns directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of its stock.

     1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which shall consist of two or more members appointed by the Board who are "non-employee directors" within the meaning of Rule 16b-3 and, as applicable, are "outside directors" for purposes of Section 162(m) of the Code. The Committee shall serve at the pleasure of the Board and have such powers as the Board may, from time to time, confer upon it. Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and to correct any defect, supply any omission or reconcile any inconsistency in the Plan. Any decision or action taken by the Board (or any members thereof) or the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, appraisers, brokers or other persons. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or evaluations of any such persons. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, taken by any other member or by an officer, agent or employee, nor for anything done or omitted to be done by such director except resulting from his own gross negligence or willful misconduct.

     The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

     1.4 ELIGIBILITY. All officers of the Company or any Affiliate which are selected by the Committee shall be Participants in the Plan.

     1.5 SHARES SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 4.1, the aggregate number of Shares (i) to be issued upon exercise of all Options granted pursuant to the Plan and (ii) to be awarded as Restricted Shares pursuant to the Plan shall not exceed 1,000,000, plus any option terminating or expiring for any reason prior to its exercise in full, or any restricted shares which are forfeited prior to the lapse of the restricted period under the PXRE Group Ltd. 1992 Officer Incentive Plan, up to a maximum of 1,595,277. Such Shares may be authorized but unissued Shares or treasury Shares. Shares subject to, but not issued under, any Option terminating or expiring for any reason prior to its exercise in full, or Restricted Shares which are forfeited prior to the lapse of the Restricted Period, will again be available for Options or Restricted Share awards thereafter granted during the balance of the term of the Plan.

     1.6 AUTHORITY OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options and Restricted Shares shall be granted; (ii) the number of Shares to be covered by each grant; (iii) the time or times at which Options shall be granted and exercisable; (iv) the time or times at which Restricted Shares shall be granted and become nonforfeitable; and (v) the conditions and limitations, if any, in addition to or in substitution of those set forth in Sections 2, 3 and 4 hereof, applicable to the exercise of an Option or vesting of Restricted Shares, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Shares acquired upon exercise of an Option or receipt of Restricted Shares. It is contemplated that grants of Options and/or Restricted Shares shall be granted no more frequently than annually.

SECTION 2. OPTIONS

     2.1 TYPES OF OPTIONS. Options granted under the Plan may be of two types, a non-qualified stock option ("Non-Qualified Option"), and an incentive stock option ("Incentive Stock Option"). The Committee shall have the authority to grant Non-Qualified Options, or to grant Incentive Stock Options, or to grant both types of Options to any Participant, provided, however, that only Participants employed by the Company or a Subsidiary shall receive Incentive Stock Options. To the extent that any Option is not designated as an Incentive Stock Option, it shall constitute a separate Non-Qualified Option.

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422(b) of the Code and shall be subject to the tax treatment described in Section 421 of the Code. Anything in the Plan to the contrary notwithstanding, no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

     2.2 OPTION PRICE. The price of Shares purchased upon exercise of Options granted pursuant to the Plan (including Non-Qualified Options) shall be no less than the Fair Market Value thereof as of the date that the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or a Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of Section 422(b) of the Code, the option price shall be no less than 110% of the Fair Market Value of the Shares on the date the Option is granted. Except as set forth in Section 4.1, Options granted under the Plan may not be repriced.

     The purchase price, plus any required Federal income tax or other withholding amount, shall be paid in full in cash or by certified check or, if authorized by the Committee in the Stock Option Agreement, Shares of the Company when the Option is exercised, and certificates evidencing Shares will be delivered only against such payment.

     The Committee may provide in the Stock Option Agreement that an optionee may satisfy the Company's withholding tax requirements by electing to have the Company withhold Shares otherwise issuable to the optionee which have a Fair Market Value on the Tax Date equal to or less than the amount required to be withheld. The difference, if any, between the withholding amount and the Fair Market Value of the Shares retained by the Company in satisfaction thereof must be paid in cash by the Participant. The election shall be irrevocable and shall be subject to the approval of the Committee. For this purpose, "Tax Date" means the date which tax is determined due to the exercise of a Non-Qualified Option. Any Shares withheld in payment of taxes shall not be available for use in subsequent Option grants or Restricted Share awards.

     2.3 STOCK OPTION AGREEMENTS. Options shall be evidenced by agreements ("Stock Option Agreements") on the terms and conditions set forth in the Plan and on such other terms and conditions as the Committee may deem advisable. Each Stock Option Agreement shall specify the number of Shares subject to the Option, the date or dates on which such Option shall become exercisable, the expiration date of such Option, the designation of such Option as an Incentive Stock Option or a Non-Qualified Option, the exercise price of such Option and the date of the grant of the Option.

     2.4 NON-QUALIFIED OPTIONS.

     (a) TERM OF OPTION. Each Non-Qualified Option shall be for a term of not more than ten years from the date of grant.

     (b) EXERCISE.

          (i) Subject to Section 4.2 and the Committee's discretion, each Non-Qualified Option by its terms shall require the optionee to remain in the continuous employ of the Company or an Affiliate for at least one year from the date of grant of the Option before the option shall be exercisable, except in the event that the optionee's employment with the Company or Affiliate terminates as a result of Retirement, Permanent Disability or death.

          (ii) Subject to the Committee's discretion, a Non-Qualified Option shall not be exercisable by the optionee unless, at the time of exercise, such optionee is an employee of the Company or an Affiliate, except that, upon termination of employment with the Company or Affiliate, the optionee may exercise an Option (1) to the extent of any unexercised Shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within three years thereafter if the termination of employment results from Retirement or Permanent Disability, or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than Retirement, Permanent Disability or death.

          (iii) Subject to the Committee's discretion, in the event of the death of an optionee while an employee of the Company or an Affiliate, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise such optionee's Option to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the time of his death, at any time within three years following his date of death.

          (iv) Subject to the Committee's discretion, if the optionee dies within three months after termination of employment with the Company or any Affiliate other than resulting from Retirement or Permanent Disability or within three years after such termination in the case of Retirement or Permanent Disability, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's Option at any time within the period ending on the later of (1) the last day of the period within which the optionee could have exercised such option but for his death or (2) the first anniversary of the optionee's death.

     (v) Notwithstanding any of the foregoing, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Stock Option Agreement.

     (c) TRANSFERABILITY. Non-Qualified Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     (d) VESTING. The Committee may, in its sole discretion, provide for the vesting schedule, if any, applicable to the Option, in an optionee's Stock Option Agreement. The Committee may also, in its sole discretion, permit the acceleration of the time to exercise the Option or any installments thereof.

     2.5 INCENTIVE STOCK OPTIONS.

     (a) TERM OF OPTION. Except as otherwise provided herein, each Incentive Stock Option shall be for a term of not more than ten years from the date of grant, except that if any employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant.

     (b) ANNUAL LIMIT. The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Options intended to be and designated as Incentive Stock Options under the Plan (or any other stock option plan of the Company or any Subsidiary) are exercisable for the first time by any employee in any calendar year shall not exceed $100,000.

     (c) EXERCISE.

          (i) Subject to Section 4.2 and the Committee's discretion, each Incentive Stock Option by its terms shall require the optionee to remain in the continuous employ of the Company or an Affiliate for at least one year from the date of grant of the Option before the Option shall be exercisable, except in the event that the optionee's employment with the Company or Affiliate terminates as a result of Retirement, Permanent Disability or death.

          (ii) Subject to the Committee's discretion, an Incentive Stock Option shall not be exercisable by the Optionee unless, at the time of exercise, such optionee is an employee of the Company or an Affiliate except that upon termination of employment with the Company or Affiliate the optionee may exercise an Incentive Stock Option (1) to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within three years thereafter if the termination of his employment results from Retirement or Permanent Disability, or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than Retirement, Permanent Disability or death. However, the Committee shall advise the optionee that, under current law, the exercise of an Incentive Stock Option will be treated for federal income tax purposes as an exercise of a Non-Qualified Option if he exercises the option (A) more than three months after the termination of his employment with the Company or a Subsidiary other than by reason of Permanent Disability or death, or (B) more than one year after the termination of his employment with the Company or a Subsidiary by reason of Permanent Disability.

          (iii) Subject to the Committee's discretion, in the event of the death of an optionee while an employee of the Company or an Affiliate, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise such optionee's Option to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the time of his death, at any time within three years following his date of death.

          (iv) Subject to the Committee's discretion, if the optionee dies within three months after termination of employment with the Company or any Affiliate other than resulting from Retirement or Permanent Disability or within three years after such termination in the case of Retirement or Permanent Disability, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's Option at any time within the period ending on the later of (1) the last day of the period within which the optionee could have exercised such Option but for his death or (2) the first anniversary of the optionee's death. However, the Committee shall advise the optionee or other person entitled hereunder to exercise the Option, that, under current law, if he was not an employee of the Company or a Subsidiary either at the time of his death or within three months before such time, the exercise by his estate or the person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee will be treated for federal income tax purposes as the exercise of a Non-Qualified Option.

          (v) Notwithstanding any of the foregoing, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Stock Option Agreement.

     (d) TRANSFERABILITY. Incentive Stock Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or representative.

     (e) VESTING. The Committee may, in its sole discretion, provide for the vesting schedule, if any, applicable to the Option, in an optionee's Stock Option Agreement. The Committee may, in its sole discretion, permit the acceleration of the time to exercise an Option or any installments thereof.

     2.6 STATUS OF OPTIONEES. An optionee shall not be, nor have any of the rights or privileges of, a holder of Shares purchasable upon the exercise of an Option unless and until certificates representing such Shares have been issued to such optionee.

     2.7 MAXIMUM AWARD. The maximum number of Shares for which Options may be awarded to any Participant in any fiscal year of the Company shall be 100,000 Shares.

SECTION 3. RESTRICTED SHARES

     3.1 RESTRICTED SHARE GRANTS. All Restricted Shares shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as may be prescribed by the Committee in its sole discretion and contained in the agreement between the Company and the Participant relating to such Shares (the "Restricted Share Agreement").

     3.2 RESTRICTED SHARE AGREEMENT.

     (a) DELIVERY OF RESTRICTED SHARES. Unless otherwise determined by the Committee in its sole discretion, the Company shall transfer from its treasury Shares or from its authorized but unissued Shares to each Participant receiving a Restricted Share award, the number of Shares specified in the Restricted Share Agreement, and shall hold the certificates representing such Shares for the Participant for the period during which such Shares are subject to the restrictions provided by the Committee in the Restricted Share Agreement (the "Restricted Period"). Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Participant during the Restricted Period, except as hereinafter provided. Except for the restrictions set forth herein and unless otherwise determined by the Committee, a Participant shall have all the rights of a stockholder with respect to his or her Restricted Shares, including but not limited to the right to vote and the right to receive dividends (which if in Shares shall be restricted under the same terms and conditions as the Shares to which they relate).

     (b) LEGEND. Each certificate for Shares transferred or issued to a Participant under a Restricted Share Agreement shall be registered in the name of the Participant and shall bear the following (or a similar) legend:

          "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE PXRE GROUP LTD. 2002 OFFICER INCENTIVE PLAN (THE "PLAN") APPLICABLE TO RESTRICTED SHARES AND TO
     THE RESTRICTED SHARE AGREEMENT DATED                (THE "AGREEMENT"), AND
     MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     3.3 LAPSE OF RESTRICTED PERIOD. The Restricted Period shall commence upon the award of Restricted Shares and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Committee in the Restricted Share Agreement. Notwithstanding anything in the Plan which may be construed to the contrary, the Restricted Period shall continue for a period of not less than three (3) years (unless sooner terminated pursuant to subparagraph (a) hereof or Section 4.2(a) of the Plan); provided, however, that the restrictions may lapse ratably during the Restricted Period.

          (a) RETIREMENT, DEATH OR DISABILITY. Unless the Committee shall otherwise provide in the Restricted Share Agreement (and subject to Section 3.3(c) and (d) hereof), the Restricted Period covering all Shares transferred to a Participant under the Plan shall immediately lapse upon such Participant's termination of employment due to Retirement, death or Permanent Disability.

          (b) TERMINATION OF EMPLOYMENT. Unless the Committee shall otherwise provide in the Restricted Share Agreement, if a Participant ceases to be employed by the Company other than due to Retirement, death or Permanent Disability, all Shares owned by such Participant for which the Restricted Period has not lapsed shall revert back to the Company upon such termination and shall be available for grant in subsequent Restricted Share awards. Authorized leaves of absence or absence in military service shall constitute employment for this purpose.

          (c) WAIVER OF FORFEITURE PROVISIONS. The Committee, in its sole and absolute discretion (but subject to the provisions of Section 3.3(d) hereof), may waive the forfeiture provisions in respect of all or some of the Restricted Shares awarded to a Participant.

          (d) EXCHANGE ACT LIMITATIONS. In the case of any Participant subject to the reporting requirements of Section 16 of the Exchange Act, no Shares received under a Restricted Share award may be sold, assigned, pledged or otherwise transferred for the period of time after the date such Restricted Share award was granted as is specified in Rule 16b-3, if applicable.

          (e) ISSUANCE OF NEW CERTIFICATES. Upon the lapse of the Restricted Period with respect to any Shares, such Shares shall no longer be subject to the restriction imposed in the Restricted Share Agreement, and the Company shall issue new share certificates respecting such shares registered in the name of the Participant without the legend described in
     Section 3.2(b) in exchange for those previously issued.

     3.4 WITHHOLDING TAX. Upon the lapse of the Restricted Period for any Shares, the Company shall withhold from the Participant's Shares sufficient Shares to cover the amount which the Company is required to withhold under any applicable Federal or other tax law. The number of Shares withheld shall be the number of whole Shares the value of which, based on the Fair Market Value of the Shares on the day the Restricted Period lapses, does not exceed the applicable withholding tax. The Company may withhold any remaining amount required to satisfy its withholding tax requirement from other compensation due to the Participant or may require the Participant to give the Company a check for such amount before delivering new certificates. Any Shares withheld in payment of taxes shall not be available for use in subsequent Option grants or Restricted Share awards.

SECTION 4. OTHER PROVISIONS

     4.1 ADJUSTMENTS IN AUTHORIZED SHARES AND IN OUTSTANDING OPTIONS. In the event the outstanding Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of Shares or other corporate change, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of Shares or other securities as to which Options or Restricted Share awards may be granted under
Section 1.5 and in the number of Shares or the exercise price under unexercised Options granted prior to such change.

     In the case of any such substitution or adjustment, the aggregate Option price in each Stock Option Agreement of all the Shares covered thereby prior to such substitution or adjustment shall be the Option price for all the shares or other securities substituted for such Shares or to which such Shares are adjusted, and the Option price per share after such substitution or adjustment shall be determined accordingly; provided, however, that no such determination shall obligate the Company to issue or sell fractional shares or other securities.

     4.2 ACCELERATION AND SETTLEMENT ON CERTAIN CHANGES.

     (a) ACCELERATION. Notwithstanding any other provisions of the Plan, upon the earlier of (i) a "Change of Control" of the Company (as defined below), or
(ii) the Shares of the Company ceasing to be publicly traded, any unexercised portion of an Option shall become exercisable, and any Restricted Period with respect to Restricted Shares shall lapse.

     (b) OPTIONAL SURRENDER RIGHTS.

          (i) The Committee may, in its sole discretion, grant to optionees who are subject to Section 16(b) of the Exchange Act in conjunction with Options, either at the time of grant or, with the consent of the optionee, by amendment thereafter, the right to elect up to 60 days following a Change of Control (other than where a person becomes a person described in Section 4.2(c)(i) after May 30, 2002, by acquiring from Phoenix Home Life Mutual Insurance Company or an affiliate ("Phoenix Home Life") in a private transaction Shares equal to the number of shares owned by Phoenix Home Life on May 30, 2002) to surrender all or part of his or her Options and to receive a cash payment equal to the greater of (A) the excess of the fair market value of the Shares subject to the Options surrendered over the exercise price for such Shares, or (B) except for Incentive Stock Options, the excess of the per Share net worth (determined in accordance with generally accepted accounting principles consistently applied as of the close of the Company's next preceding fiscal year) of the Shares to which the surrendered Option or portion thereof pertains on the date of surrender over the per Share net worth of such Shares on the date that the Option was granted. For this purpose, "fair market value" with respect to Shares subject to Non-Qualified Options means the higher of (1) the highest weekly weighted average trading price for the Shares during a calendar week which is included in the 90-day period ending on the date of such election and in which the average weekly reported volume of trading in the Shares is equal to or greater than the mean of the weekly reported volumes of trading in the Shares during such 90-day period, or (2) if the Change of Control occurs as a result of a transaction described in Section 4.2(c)(i), the highest price per share shown on Schedule 13D or an amendment thereto filed pursuant to Section 13(d) of the Exchange Act by any person (as defined in Section 4.2(c)(i) holding 30% or more of the combined voting power of the Company's then outstanding voting securities, or (C) if the Change of Control occurs as a result of shareholder approval of a transaction described in Section 4.2(c)(ii), the highest price paid or to be paid per share pursuant to such transaction as determined by the Committee. With respect to Shares subject to an Incentive Stock Option, "fair market value" means Fair Market Value as provided in Section 1.2(g). Payment of such amount, less applicable withholding taxes, shall be made by the Company to the optionee in cash, subject to the applicable provisions of Rule 16b-3 under the Exchange Act as then in effect, promptly upon the receipt by the Committee of the optionee's election.

          (ii) An optionee may, if at the time of the grant or, with the consent of the optionee, by amendment thereafter, the Committee so determines in its sole discretion, elect up to 60 days following the date the Shares cease to be publicly traded (except where the stock is delisted due to fraud or other misconduct of the Company's management) to surrender all or part of his Options and to receive a cash payment equal to the greater of
     (A) the excess of the fair market value of the Shares subject to such surrendered Options over the exercise price for such Shares, or (B) except for Incentive Stock Options, the amount determined using the per Share net worth valuation method in Section 4.2(b)(i) as of the surrender date. For this purpose, "fair market value" means the highest weekly weighted average trading price for the Shares during a calendar week which is included in the 90-day period ending on the date the Shares cease to be publicly traded and in which the average weekly reported volume of trading in the Shares is equal to or greater than the mean of the weekly reported volumes of trading in the Shares during such 90-day period, except that with respect to Shares which are subject to an Incentive Stock Option it shall mean Fair Market Value as provided in Section 1.2(g) on the date of surrender. Payment of such amount, less applicable withholding taxes, shall be made by the Company in cash promptly upon the receipt by the Committee of the optionee's election.

          (iii) If an optionee does not make an election under part (i) or (ii) on or before the 60th day following a Change of Control described in
     Section 4.2(c)(ii) or (iii) or the date the Shares cease to be publicly traded (except where the stock is delisted due to fraud or other misconduct of the Company's management), as the case may be, the optionee shall be deemed to have made such an election as of such 60th day, he shall receive the cash payment which he would have received had he made an election on such date, all of his Options and surrender rights shall be deemed to have been canceled as of such date, and his sole right under the Plan shall be to receive such cash payment, subject to applicable withholding taxes. In the case of an optionee who does not have an election under part (i) and whose Option is unexercised in whole or part on the 60th day following a Change of Control described in Section 4.2(c)(ii) or (iii), the optionee shall receive a cash payment with respect to his unexercised Option determined under the foregoing as if he had an election, and had made it, on such 60th day, and his rights under the Plan thereafter shall solely be those provided to an optionee subject to the first sentence in this part
     (iii).

          (iv) An optionee who is subject to Section 16(b) of the Exchange Act may not exercise an election under this subsection (b) in any manner which is not in compliance with Rule 16b-3(e).

          (v) An election shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or representative.

     (c) CHANGE OF CONTROL. For the purposes hereof, a "Change of Control" of the Company shall be deemed to have occurred if:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Company and other than Phoenix Home Life or an affiliate thereof becomes the "beneficial owner" (as determined for purposes of Regulation 13-D under the Exchange Act as currently in effect) other than, with respect to any holder of Series A, Series B or Series C Convertible Voting Preferred Shares, by reason of the receipt of share dividends, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities with respect to matters presented at the Company's general meetings, other than the election of directors ("Voting Power"); provided, however, that the disposition by an original holder of either Series A, Series B or Series C Convertible Voting Preferred Shares (a "Preferred Shareholder") of such preferred shares (or any securities into which such shares have ultimately been converted) to a person will not constitute a Change of Control under this clause (i) unless (x) such person, immediately following such acquisition from such Preferred Shareholder, holds securities representing at least 50% Voting Power, or
     (y) such person has acquired securities from more than one Preferred Shareholder in the same or related transactions, and immediately following the last of such transactions, holds securities representing at least 30% Voting Power; provided further, however, if, by reason of the preceding proviso, the acquisition by a person of at least 30% but less than 50% Voting Power does not constitute a Change of Control under this clause (i), a Change of Control will be deemed to occur if such person thereafter becomes holder of at least 50% Voting Power, whether or not pursuant to a related transaction; or

          (ii) the stockholders of the Company approve (A) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation with Transnational Re Corporation in which the Company is the surviving entity or a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          (iii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or

          (iv) during any period of two consecutive years (not including any period prior to May 30, 2002), individuals who at the beginning of such period constitute the entire Board of Directors of the Company and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

     4.3 NON-ALIENATION OF BENEFITS. Except as herein specifically provided, no Option, no Restricted Share, and no right or interest under the Plan shall be subject to transfer, assignment, pledge, charge or other alienation, whether voluntary or involuntary, and any attempt to transfer, assign, pledge, charge or otherwise alienate the same shall be null and void and of no effect. If any Participant or other person entitled to benefits hereunder should attempt to assign, pledge, charge or otherwise alienate any right or interest hereunder, then such benefits shall, in the discretion of the Committee, cease.

     4.4 ADMINISTRATION EXPENSES. The Company shall bear the entire expense of administering the Plan.

     4.5 AMENDMENT. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan; provided, however, without an optionee's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code, result in a "modification" of the Incentive Stock Option under Section 424(h) of the Code or otherwise adversely alter or impair any right granted to any Participant prior to such action; provided, further, except as provided in Section 4.1, that without further approval by the holders of a majority of the outstanding Shares of the Company entitled to vote thereon, no amendment shall be made to the Plan which
(i) materially increases the benefits accruing to Participants, (ii) increases the number of Shares which may be issued under the Plan, or (iii) materially modifies the requirements for Participants to participate in the Plan.

     Except as otherwise prohibited in the Plan (including but not limited to Sections 2.2 and 3.3 of the Plan), and subject to the terms of the Plan, the Committee may modify, extend or renew outstanding Options or Restricted Shares in any manner. However, the Committee shall not modify any rights or obligations under any outstanding Option or Restricted Share without the consent of the Participant.

     4.6 CONTINUATION OF EMPLOYMENT. Participation in the Plan will not confer upon any employee any right to continue in the employ of the Company or any Affiliate or limit, in any way, the right of the Company or any Affiliate to terminate a Participant's employment with the Company or Affiliate, at any time. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     4.7 COMPLIANCE WITH APPLICABLE LAW. Notwithstanding any other provision of the Plan, the Company shall not be under any obligation to distribute any Shares, unless the Committee has determined that it may do so without violation of the applicable federal or state laws pertaining to the issuance of securities, and the Company may require any certificates evidencing such Shares to bear a legend (in addition to the legend required by Section 3.2(b) hereof), may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation. No Shares shall be issued under the Plan unless the Participant first enters into an agreement with the Company providing for compliance by the Participant with all such applicable laws.

     The Plan shall be governed by and construed in accordance with the laws of New York.

     4.8 EFFECTIVE DATE. This Plan was originally adopted by the Board on February 13, 2002, with an effective date of May 30, 2002.(1)

---------------

     1 The Plan is subject to the approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company's Shares in person or represented by proxy at the 2002 Annual Meeting of Stockholders of PXRE Corporation to be held on May 30, 2002.

                                                                      APPENDIX B

                                PXRE GROUP LTD.

                          EMPLOYEE STOCK PURCHASE PLAN
                  (AS AMENDED AND RESTATED FEBRUARY 13, 2002)

     This Stock Purchase Plan (the "Plan") of PXRE Group Ltd. (the "Corporation") is established to provide eligible employees of the Corporation or its subsidiaries a continual opportunity to purchase common stock of the Corporation through payroll deductions.(1)

1. STOCK SUBJECT TO PLAN.

     The stock subject to the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Shares ("Common Shares" or "Shares"), par value $1.00 per share. The aggregate number of Shares on which options may be granted pursuant to the Plan shall not exceed 285,000 Shares. If an option shall expire or terminate for any reason without having been exercised in full, the Shares subject to the unexercised or terminated option shall not be considered to have been subject to an option for purposes of the limitation on the aggregate number of Shares subject to the Plan.

2. ADMINISTRATION.

     The Plan shall be administered by the Board of Directors of the Corporation or any committee thereof appointed by the Board of Directors. Subject to the provisions of the Plan set forth herein, the Board or such committee is authorized to establish rules and regulations pertaining to administration of the Plan.

3. GENERAL RESTRICTIONS.

     Under this Plan:

          (a) Options are to be granted only to employees of the Corporation or of its parent or subsidiary corporations to purchase stock in any such corporation.

          (b) No employee shall be granted an option if such employee, immediately after the option is granted, owns stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Corporation or of its parent or subsidiary corporation. For purposes of this paragraph, the rules of Sec. 425(d) of the Internal Revenue Code shall apply in determining the stock ownership of an individual, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

---------------

     1 The Plan was originally a plan of PXRE Corporation, a Delaware corporation ("PXRE Corp."), which provided, among other things, for the grant of PXRE Corp. stock. Pursuant to an Agreement and Plan of Merger dated as of July 7, 1999 among the Corporation, PXRE Corp. and PXRE Merger Corp., PXRE Corp. reorganized so that, among other things, the Corporation, a Bermuda corporation, became the parent holding company for PXRE Corp. As a result of the reorganization, each outstanding share of PXRE Corp. under the Plan was automatically converted into one common share of the Corporation. Additionally, pursuant to the reorganization, the Corporation assumed all of the obligations of PXRE Corp. under the Plan.

          (c) No employee shall be granted an option which permits his rights to purchase stock under all such plans of his employer Corporation and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this paragraph:

             (1) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year;

             (2) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year; and

             (3) a right to purchase stock which has accrued under one option granted pursuant to the plan may not be carried over to any other option.

          (d) Such option shall not be transferable by such employee otherwise than by will or the laws of descent and distribution, and such option may be exercised, during his lifetime, only by him.

          (e) All employees granted options under this plan shall have the same rights and privileges, other than restrictions herein related to the percentage of an employee's compensation which may be credited toward such employee's account hereunder.

          (f) No option granted hereunder may be exercised after the expiration of 3 months from the date such option is granted.

4. ELIGIBILITY.

     All employees of the Corporation or any of its subsidiaries shall be eligible to participate in the Plan except:

          (a) Employees whose customary employment is 20 hours or less per week, and

          (b) Employees whose customary employment is for not more than 5 months in any calendar year.

5. PARTICIPATION IN THE PLAN.

     To participate in the Plan, whether participating for the first time or renewing participation after it has been terminated, an eligible employee must complete and file with the appropriate payroll office a Payroll Authorization Form, which shall authorize payroll deductions from the employee's Basic Compensation. Such deductions shall commence with the pay period after the form is filed with and recorded in the appropriate payroll office, and shall continue until the employee terminates participation in the Plan or the Plan is terminated. "Basic Compensation" is regular compensation including commissions, before any deductions or withholdings, but excluding overtime, bonuses, amounts paid in reimbursement of expenses (including those paid as part of commissions) and other additional compensation.

     A Participant may authorize the deduction of any amount, provided such amount is not less than $5.00 per week, nor more than the larger of $5.00 per week or 20% of his Basic Compensation for the payroll period. The Corporation shall maintain a payroll deduction account for each participating employee (the "plan account") to which shall be credited all such payroll deductions and from which shall be deducted amounts charged for the purchase of Shares hereunder and withdrawals, as hereinafter provided. No interest will be paid on any plan account balance.

          (a) A Participant may change the amount of his payroll deduction by filing a new Payroll Authorization Form. Any change must conform to the minimum and maximum limitations above. The change will become effective with the first payroll period after the change in January, April, July, or October, whichever occurs first. Two such changes are permitted per calendar year.

          (b) Each Participant shall have an option to purchase Common Shares of the Corporation four times per year. The "Grant Date" of the option to purchase Shares is the first Monday of January, April, July, and October, respectively, on which sales of the Corporation's Common Shares are traded on an exchange, or if the Corporation's Common Shares is not traded on any such Monday, then the Grant Date is the next succeeding day on which such stock is traded. On each Grant Date a Participant shall be given an option to purchase Shares on the next Grant Date (the date on which the Shares are purchased is hereinafter called the "Exercise Date") at the "Option Price," as defined below. Each Option will be exercisable for the three-month period (an "Option Period") beginning on a Grant Date and ending on the Exercise Date next succeeding such Grant Date. Effective as of October 1, 1999 and notwithstanding the foregoing, the Exercise Date for options granted on the July, 1999 Grant Date shall be October 6, 1999.

     On each Exercise Date the Participant's account will automatically be charged for an amount sufficient to purchase the maximum number of whole Shares purchasable at the Option Price with the balance in such account on the Exercise Date. As soon after each Exercise Date as practicable, certificates for the Shares purchased on such Participant's behalf at such Exercise Date will be distributed to such Participant.

          (c) The "Option Price" per share shall be the lesser of (1) 85% of the fair market value of a share of the Corporation's Common Shares on the Grant Date, or (2) 85% of the fair market value of a share of the Corporation's Common Shares on the Exercise Date, but in no event less than the par value of the Common Shares, which is $1.00 per share. The fair market value of such stock shall be considered as the mean of the per share bid and asked price of the Common Shares as reported by the NASDAQ Interdealer Quotation System on such date or, if the stock is listed on an exchange, the average of the high and low prices quoted for such stock on such date.

     Notwithstanding the foregoing, it is the express intent of the Corporation that the Plan comply with the requirements of Sec. 423 (or a successor section) of the Internal Revenue Code. In the event of an amendment to such section which would require that this Plan provide for an Option Price greater than the Option Price provided above, then the Option Price shall be the lowest price which will bring the Plan into compliance with such section.

          (d) The minimum purchase under the Plan is one share.

          (e) As of the close of each calendar year, each Participant will be given a report setting forth the Grant Date and Option Price for his current option, the net balance in his account as of the beginning of the year, credits thereto reflecting his payroll deductions during the year, the number of Shares issued to him during the year, if any, and the price at which they were issued, refunds, if any, to him during the year and the net balance in his account at the end of the year.

          (f) Stock certificates representing the Shares that a Participant purchases under the Plan may be issued in his name alone or, if he so designated in his Payroll Authorization Form, in his name and the name of another as joint tenants with right of survivorship.

          (g) A Participant's rights under the Plan, including any options which are granted, may not be transferred. Upon his death, any credit balance in his account or stock certificate representing Shares for which an option has already been exercised shall be distributed in accordance with applicable state law. Rights under the Plan are exercisable only by a Participant or, in the event of death, by his estate.

          (h) A Participant may not withdraw any portion of the credit balance in his account unless his participation terminates. Participation will terminate only if one of the following events occurs:

             (1) A Participant files a written notification of his withdrawal, as provided by rules to be established by the Board of Directors. A Participant may withdraw at any time and for any reason.

             (2) A Participant is no longer employed by the Corporation or any of its subsidiaries. This includes cessation of employment by reason of death or retirement.

             (3) A Participant ceases to be eligible for participation. Thus, if he is a full-time employee but for some reason he begins working on part-time basis of 20 hours or less per week or for 5 months or less in any calendar year, his participation will terminate.

             (4) Termination of the Plan.

     If one of the above events occurs terminating participation in the Plan, a withdrawal of the credit balance in a Participant's account can be made.

     If participation in the Plan terminates for any of the above reasons, no further payroll deductions shall be made from a Participant's Basic Compensation. At his election or that of his estate, as the case may be, the balance in his account shall be either paid to him or his estate, or shall be retained until the next Exercise Date to purchase Shares. After termination, he may not once again begin participation in the Plan until after the next two succeeding Option Periods following the date of such termination have expired.

6. CHANGE IN CAPITAL STRUCTURE.

     The Corporation shall make appropriate adjustment in the Plan and any option granted under the Plan to reflect any change in the Common Shares of the Corporation by reason of a stock dividend or split-up or otherwise.

7. USE OF PROCEEDS.

     All proceeds received by the Corporation under the Plan shall be used for its general corporate purposes.

8. AMENDMENTS.

     The Board of Directors of the Corporation, at any time, or from time to time, may amend, suspend, or terminate the Plan without the approval of the shareholders, provided, however, that except to conform the Plan to the requirements of the Internal Revenue Code, no amendment shall without the approval of the shareholders, be made (i) increasing the number of Shares authorized for the Plan (other than as provided in Section 6), (ii) changing the formula for determining the Option Price per share, or (iii) further limiting the employees of the Corporation or its subsidiaries who may participate in the Plan.

9. EFFECTIVE DATE, SUSPENSION AND TERMINATION.

     The Plan shall become effective when (i) the Plan has been adopted by the Board of Directors and approved by the stockholders of the Corporation by a majority vote of those present and entitled to vote at any annual or special meeting at which a quorum is present, (ii) a registration statement under the Securities Act of 1933, as amended, has become effective with respect to the Shares to be purchased under the Plan and (iii) the Board of Directors of the Corporation has specified the date of the first Option Period. In all events, this Plan shall not be effective unless approved by the stockholders of the Corporation within 12 months before or after the date the Plan is adopted. The Plan shall terminate upon the termination of the Plan by the Board of Directors of the Corporation or when no more Shares remain to be purchased under the Plan, whichever occurs first. Upon the termination of the Plan, all unexercised options theretofore granted pursuant hereto and all authorized payroll deductions hereunder shall remain in full force and be carried out and effected, and upon the exercise or termination of such options, as the case may be, the then remaining credit balances in the respective Participants' plan accounts shall be returned to the Participants for whom such plan accounts were established. The Plan shall be suspended and become inoperative with respect to Shares not theretofore optioned under the Plan (but not with respect to any uncompleted offerings) during any period in which no registration statement or amendment thereto under the Securities Act of 1933, as amended, is in effect with respect to the Shares so remaining to be purchased under the Plan.(2)

10. GOVERNMENTAL REGULATIONS.

     The Corporation's obligation to sell and deliver its Common Shares under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

11. MISCELLANEOUS.

          (a) This Plan shall be subject to, and governed by, the laws of the State of Delaware irrespective of the fact that one or more of the parties now is, or may become, a resident of a different state.

          (b) In the event any parts of this Plan are found to be void, the remaining provisions of this Plan shall nevertheless be binding with the same effect as though the void parts were deleted.

          (c) Wherever in this Plan, words including pronouns, are used in the masculine, they shall be read and construed in the feminine or neuter whenever they would so apply, and wherever in this Plan words, including pronouns, are used in the singular or plural, they shall be read and construed in the plural or singular, respectively, wherever they would so apply.

          (d) Claims for benefits under the Plan shall be made in writing to the Corporation. If such claim for benefits is wholly or partially denied, the Corporation shall, within a reasonable period of time, but no later than ninety (90) days after receipt of the claim, notify the claimant of the denial of the claim. Such notice of denial (i) shall be in writing, (ii) shall be written in a manner calculated to be understood by the claimant, and (iii) shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation why such material or information is necessary, and (d) an explanation of the Plan's claim review procedure.

---------------

     2 The Plan was originally adopted by the Board of Directors of Phoenix Re Corporation and approved by the shareholders of Phoenix Re Corporation on February 18, 1987; amended by the Board of Directors of Phoenix Re Corporation on March 25, 1993; approved by the shareholders of Phoenix Re Corporation on May 20, 1993. See Footnote 1.

          (e) Within one hundred twenty (120) days of the receipt by the claimant of the written notice of denial of the claim, or such later time as shall be deemed reasonable taking into account the nature of the benefit subject to the claim and any other attendant circumstances or if the claim has not been granted within a reasonable period of time, the claimant may file a written request with the Corporation that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the reviewing party. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing.

          (f) The Corporation shall deliver to the claimant a written decision on the claim promptly, but not later than sixty (60) days, after the receipt of the claimant's request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforesaid sixty (60) day period shall be extended to one hundred twenty (120) days. Such decision shall (i) be written in a manner calculated to be understood by the claimant, (ii) include specific reasons for the decision, and (iii) contain specific references to the pertinent plan provisions upon which the decision is based.

          (g) The Secretary of the Corporation shall maintain a copy of the Plan, and any amendments thereto.

PROXY                           PXRE GROUP LTD.                            PROXY
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                  MAY 30, 2002

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gerald L. Radke and James F. Dore, and each of them, with full power of substitution, the proxies of the undersigned to vote all of the Common Shares of PXRE Group Ltd. which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of PXRE Group Ltd. to be held at The Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda on May 30, 2002 commencing at 9:00 a.m., local time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present upon:

UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF KPMG AS INDEPENDENT AUDITORS AND TO REFER THEIR REMUNERATION TO THE BOARD OF DIRECTORS, FOR THE ADOPTION OF THE PXRE 2002 OFFICER INCENTIVE PLAN, AND FOR THE ADOPTION OF AN AMENDMENT TO THE PXRE EMPLOYEE STOCK PURCHASE PLAN.


                                (SEE OTHER SIDE)




                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                PXRE GROUP LTD.



                                  MAY 30, 2002


   [DOWN ARROW] PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED [DOWN ARROW]

/X/   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.



       PXRE GROUP LTD. RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES AND PROPOSALS LISTED ON THIS PROXY.

                   FOR     WITHHELD
(1) ELECTION OF    / /       / /        NOMINEES: GERALD L. RADKE
    DIRECTORS                                     WENDY LUSCOMBE
                                                  FRANKLIN D. HAFTL

(EXCEPT AS INDICATED OTHERWISE)

IF THERE IS ANY INDIVIDUAL DIRECTOR WITH
RESPECT TO WHOM YOU DESIRE TO WITHHOLD
YOUR VOTE YOU MAY DO SO BY LINING THROUGH
OR OTHERWISE STRIKING OUT HIS OR HER NAME

                                                     FOR    AGAINST   ABSTAIN
(2) TO APPROVE THE RECOMMENDATION OF THE BOARD OF    / /      / /       / /
    DIRECTORS THAT KPMG BE APPOINTED AS THE
    COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL
    YEAR ENDING DECEMBER 31, 2002 AND TO REFER
    THE DETERMINATION OF THE AUDITOR'S REMUNERATION
    TO THE BOARD OF DIRECTORS.

(3) TO APPROVE THE ADOPTION OF THE PXRE
    2002 OFFICER INCENTIVE PLAN.

(4) TO APPROVE THE ADOPTION OF AN
    AMENDMENT TO THE PXRE EMPLOYEE STOCK
    PURCHASE PLAN.






SIGNATURE_______________ SIGNATURE________________ DATED: ________________, 2001

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.